                          SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                 REINSURANCE GROUP OF AMERICA, INCORPORATED
              (Name of Registrant as Specified in Its Charter)


    (Name of Person Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

      (1)  Title of each class of securities to which transaction applies:
      (2)  Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      (4)  Proposed maximum aggregate value of transaction:
      (5)  Total Fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:
      (2)  Form, Schedule or Registration Statement No.:
      (3)  Filing Party:
      (4)  Date Filed:

                                 [RGA LOGO]



                       NOTICE OF THE ANNUAL MEETING OF
                             THE SHAREHOLDERS OF
                 REINSURANCE GROUP OF AMERICA, INCORPORATED

                                                         St. Louis, Missouri
                                                              April 10, 2003


TO THE SHAREHOLDERS OF
 REINSURANCE GROUP OF AMERICA, INCORPORATED


         The Annual Meeting of the Shareholders of Reinsurance Group of America, Incorporated will be held at the Marriott West Hotel, 660 Maryville Centre Drive, St. Louis, Missouri on May 28, 2003, commencing at 2:00 p.m., at which meeting only holders of record of the Company's Common Stock at the close of business on March 21, 2003 will be entitled to vote, for the following purposes:

                  1.   To elect two directors;
                  2.   To approve an amendment to the Flexible Stock Plan;
                  3. To approve the amended and restated Flexible Stock Plan for Directors;
                  4.   To approve the amended Phantom Stock Plan for
                       Directors;
                  5.   To approve the amended Management Incentive Plan; and
                  6. To transact such other and further business, if any, as properly may be brought before the meeting.

                                   REINSURANCE GROUP OF AMERICA, INCORPORATED

                                   By

         /s/ James Sherman           /s/ Stewart Nagler

         Secretary                 Chairman of the Board



         EVEN THOUGH YOU MAY PLAN TO ATTEND THE MEETING IN PERSON, PLEASE MARK, DATE, AND EXECUTE THE ENCLOSED PROXY AND MAIL IT PROMPTLY. A POSTAGE-PAID RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                 [RGA LOGO]




                 REINSURANCE GROUP OF AMERICA, INCORPORATED
      1370 TIMBERLAKE MANOR PARKWAY, CHESTERFIELD, MISSOURI 63017-6039


                               PROXY STATEMENT

                                   FOR THE
                     ANNUAL MEETING OF THE SHAREHOLDERS
                           TO BE HELD MAY 28, 2003
                  MARRIOTT WEST HOTEL, ST. LOUIS, MISSOURI


         This proxy statement is furnished to the holders of Common Stock of Reinsurance Group of America, Incorporated (the "Company" or "RGA") in connection with the solicitation of proxies for use in connection with the Annual Meeting of the Shareholders to be held May 28, 2003, and all adjournments and postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of the Shareholders. Such holders are hereinafter referred to as the "Shareholders." The Company is first mailing this proxy statement and the enclosed form of proxy to Shareholders on or about April 10, 2003.

         Whether or not you expect to be present in person at the meeting, you are requested to complete, sign, date, and return the enclosed form of proxy. If you attend the meeting, you may vote by ballot. If you do not attend the meeting, your shares of Common Stock can be voted only when represented by a properly executed proxy.

         Any person giving such a proxy has the right to revoke it at any time before it is voted by giving written notice of revocation to the Secretary of the Company, by duly executing and delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person.

         The close of business on March 21, 2003 has been fixed as the record date for the determination of the Shareholders entitled to vote at the Annual Meeting of the Shareholders. As of the record date, approximately 49,635,997 shares of Common Stock were outstanding and entitled to be voted at such meeting, with approximately 103 holders of record. Shareholders will be entitled to cast one vote on each matter for each share of Common Stock held of record on the record date.

         A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 2002 accompanies this proxy statement.

         The solicitation of this proxy is made by the Board of Directors of the Company. The solicitation will primarily be by mail and the expense thereof will be paid by the Company. In addition, proxies may be solicited by telephone or telefax by directors, officers, or regular employees of the Company.

                       ITEM 1 - ELECTION OF DIRECTORS

        The first item to be acted upon at the Annual Meeting is the election of two directors of the Company for terms expiring at the Annual Meeting in 2006, or until their respective successors have been elected and have qualified. Proxies cannot be voted for a greater number of persons than the number of nominees named.

NOMINEES AND CONTINUING DIRECTORS

        The Board of Directors is divided into three classes, each of which generally contains either three or four directors, with the terms of office of each class ending in successive years. Three of the Company's directors left the Board during the past year: Richard A. Liddy retired from the Board in April 2002; H. Edwin Trusheim retired from the Board on May 22, 2002, the date of the Annual Meeting of Shareholders; and Terence I. Lennon retired from the Board in June 2002. The Board has not filled the three vacancies, and currently there are eight directors. Messrs. Liddy and Lennon were members of the class of directors to be presented for election at the 2003 Annual Meeting. However, because the Board has not filled those vacancies, the class contains only two directors for election. Certain information with respect to the nominees for election as directors proposed by the Company and the other directors whose terms of office as directors will continue after the Annual Meeting is set forth below. Each of the directors has served in his or her principal occupation for the last five fiscal years, unless otherwise indicated.

        Should any one or more of the nominees be unable or for good cause is unwilling to serve (which is not expected), the proxies (except proxies marked to the contrary) will be voted for such other person or persons as the Board of Directors of the Company may recommend. All of the nominees are currently directors of the Company. All of the nominees for director have agreed to serve if elected. The Company recommends a vote FOR the two nominees for election to the Board.


                                               DIRECTORS
                                               ---------
                                                                                                         SERVED AS
                                                                                                         ---------
                                                                                                         DIRECTOR
                                                                                                         --------
                                                                                                           SINCE
                                                                                                           -----
TO BE ELECTED AS DIRECTORS FOR TERMS ENDING 2006:

MARY ANN BROWN, 51                                                                                          2001

        Senior Vice President and Chief Actuary of MetLife, Inc. ("MetLife"), RGA's parent company. Ms.
        Brown also serves as an officer and director of various subsidiaries of MetLife. From 1996 until 1998, she served as Director, Worldwide Life Reinsurance, Swiss Re New Markets, Swiss
        Reinsurance Company. She was a Principal at Tillinghast/Towers Perrin from 1987 until 1996, and served as a Consultant with that organization from 1983 until becoming a Principal in 1987. Ms.
        Brown also serves as a director of New England Zenith Fund, a registered investment company, and is a director and Chair of Exeter Reassurance Company, Ltd. and Missouri Reinsurance
        (Barbados) Inc.

STUART I. GREENBAUM, 66                                                                                     1997

        Dean of the John M. Olin School of Business at Washington University since July 1995. Prior to his current position, he spent 20 years at the Kellogg Graduate School of Management at
        Northwestern University where he was Director of the Banking Research Center and Norman Strunk
        Distinguished Professor of Financial Institutions. Mr. Greenbaum has served on the Federal
        Savings and Loan Advisory Council and the Illinois Task Force on Financial Services, and has
        been a consultant for the American Bankers Association, the Bank Administration Institute, the
        Comptroller of the Currency, the Federal Reserve System, and the Federal Home Loan Bank System,
        among others. He is also a director of First Oak Brook Bancshares, Inc., St. Louis Children's
        Hospital and Noble International, Ltd.



                                     2


TO CONTINUE IN OFFICE UNTIL 2005:

J. CLIFF EASON, 55                                                                                          1993

        Retired President and Chief Executive Officer of Southwestern Bell Telephone, a subsidiary of
        SBC Communications, Inc. ("SBC"), a position he held from September 2000 through January 2001.
        He served as President, Network Services, SBC from October 1999 through September 2000;
        President, SBC International of SBC, from March 1998 until October 1999; President and CEO of
        Southwestern Bell Telephone Company ("SWBTC") from February 1996 until March 1998; President and CEO of Southwestern Bell Communications, Inc. from July 1995 through February 1996;
        President of Network Services of SWBTC from July 1993 through June 1995; and President of
        Southwestern Bell Telephone Company of the Midwest from 1992 to 1993. He held various other positions with Southwestern Bell Communications, Inc. and its subsidiaries prior to 1992, including President of Metromedia Paging from 1991 to 1992. Mr. Eason was a director of
        Williams Communications Group, Inc. until his retirement in January 2001.

STEWART G. NAGLER, 60                                                                                       2002

        Vice-Chairman of the Board and Chief Financial Officer of MetLife,  RGA's parent company, since
        September 1999. Mr. Nagler has been  Vice-Chairman of the Board and Chief Financial  Officer of
        Metropolitan  Life Insurance Company  ("MLIC"),  a subsidiary of MetLife,  since July 1998, and was its Senior  Executive  Vice-President  and Chief Financial  Officer from April 1993 to July
        1998. He is a fellow of the Society of Actuaries,  a director of the Life Insurance  Council of
        New York, a trustee of the Boys and Girls Club of America and Barnard College,  and chairman of the board of  Polytechnic  University of New York. Mr. Nagler  received a B.S. in  mathematics, summa cum laude,  from Polytechnic  University.  He has been a director of MetLife since August
        1999 and a director of MLIC since 1997.

JOSEPH A. REALI, 50                                                                                         2002

        Senior Vice President and Tax Director of MLIC, a subsidiary of MetLife, RGA's parent company, since 1999. Mr. Reali has been responsible for Investor Relations at MetLife and served as the liaison with RGA since July 2001. Mr. Reali joined MLIC in 1977 as an attorney in the Law
        Department, and in 1985 he became a Vice President in the Tax Department. In 1993 he was
        appointed Vice President and Corporate Secretary, and in 1997 he became a Senior Vice
        President. Mr. Reali received a J.D. degree, cum laude, from Fordham University School of Law and an LL.M degree in taxation from New York University Law School. Mr. Reali has served as an associate adjunct professor at Fordham University School of Law, and serves as Counsel and
        Secretary of the Metropolitan Life Foundation. Mr. Reali also serves as a director of various
        MetLife subsidiaries and affiliates.

TO CONTINUE IN OFFICE UNTIL 2004:

ALAN C. HENDERSON, 57                                                                                       2002

        President and Chief Executive Officer and a director of RehabCare Group, Inc., a provider of temporary healthcare staffing and therapy program management services for healthcare facilities, since 1998. Prior to becoming President and Chief Executive Officer, Mr. Henderson
        was Executive Vice President, Chief Financial Officer and Secretary of RehabCare from 1991 through May 1998. Mr. Henderson also serves as a director of General American Capital Corp., a registered investment company, and Angelica Corporation.

WILLIAM A. PECK, M.D., 69                                                                                   1993

        Executive Vice Chancellor for Medical Affairs and Dean of the School of Medicine of Washington
        University since 1989. From 1976 to 1989, he was Physician in Chief of The Jewish Hospital of
        St. Louis. He is a director of Allied Health Care Products, Inc., Angelica Corporation,
        Hologic, Inc., and TIAA-CREF Trust.


                                      3


A. GREIG WOODRING, 51                                                                                       1993

        President and Chief Executive Officer of the Company. Mr. Woodring also is an executive officer of General American Life Insurance Company ("General American"), a subsidiary of MLIC and
        MetLife. He headed General American's reinsurance business from 1986 until the Company's formation in December 1992. He also serves as a director and officer of various subsidiaries of the Company.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

        The Board of Directors held a total of four regular and one special meetings during 2002. Each incumbent director attended at least 75% of the meetings of the Board and committees on which he or she served during 2002, except for Mr. Lennon, who attended 33% of the Board meetings held prior to his retirement in June 2002.

        The Board of Directors has an Audit Committee, a Compensation Committee, and a Nominating Committee. The Audit Committee met five times in 2002, and consisted of Messrs. Greenbaum (Chairman), Eason, Henderson (who became a member at the April meeting) and Peck. This Committee is responsible for overseeing the integrity and reliability of the Company's accounting and financial reporting practices and the effectiveness of its system of controls. It also recommends a public accounting firm to be retained for the coming year and reviews the work to be done by such firm. The Audit Committee operates under a written charter, a copy of which was attached as Exhibit A to the Company's 2001 Proxy Statement. Each member of the Audit Committee is independent, as defined under the listing standards of the New York Stock Exchange.

        The Compensation Committee establishes and oversees the Company's general compensation policies and determines executive compensation. The Compensation Committee met five times during 2002, and consisted of Messrs. Eason (Chairman), Greenbaum, Peck, and Reali (who became a member at the February meeting). See "Compensation Committee Report on Executive Compensation."

        The Nominating Committee met once in 2002, and at that time consisted of Messrs. Peck (Chairman), Eason, Greenbaum, and Reali. This Committee nominates directors and will consider recommendations for nominations as directors from Shareholders. Shareholders wishing to propose nominees to the Nominating Committee for consideration should notify in writing the Secretary of the Company in accordance with the process described in "Shareholder Proposals." The Secretary will inform the members of the Nominating Committee of such nominees.

DIRECTOR COMPENSATION

        Directors who also serve as officers of the Company, MetLife or any subsidiaries of such companies, do not receive any additional compensation for serving the Company as members of the Board of Directors or any of its committees. At various times during 2002, this group of directors consisted of Messrs. Nagler, Reali, Lennon, and Woodring, and Ms. Brown. Directors who are not employees of the Company, MetLife or any subsidiaries of such companies ("Non-Employee Directors") are paid an annual retainer fee of $24,000, and are paid $1,200 for each Board meeting attended in person, $600 for each telephonic Board meeting attended, $750 for each committee meeting attended in person (except the committee chairman, who is paid $1,200 for each committee meeting attended) and $375 for each telephonic committee meeting attended (except the committee chairman, who is paid $600 for each committee meeting attended). At various times during 2002, the group of Non-Employee Directors consisted of Messrs. Eason, Greenbaum, Henderson, Liddy, Peck and Trusheim. Mr. Liddy (who served as Chairman in January 2002 for one special and one regular meeting) received compensation that was generally one-third higher than the amount paid to a Non-Employee Director. Mr. Liddy was paid $800 for his service as Chairman of the special meeting, $1,600 for serving as acting Chairman of the regular meeting, and otherwise received the same compensation as a Non-Employee Director until his retirement in April 2002. The Company also reimburses directors for out-of-pocket expenses incurred in connection with attending Board and committee meetings.

        Of the $24,000 annual retainer paid to Non-Employee Directors, $12,000 is paid in shares of the Company's Common Stock on the date of the Annual Meeting, and the balance of $12,000 is paid in cash. The Chairman (if qualified as a Non-Employee Director) receives an annual retainer of $32,000, which consists of $16,000 paid in shares of the Company's Common Stock on the date of the Annual Meeting, with the balance paid in cash. Also on the date of each Annual Meeting, each Non-Employee Director (other than the Chairman) is granted an option to purchase 3,000 shares of Common Stock with an exercise price equal to the closing price of the Common Stock on such date. The option vests one year from the date of grant. The Chairman (if qualified as a Non-Employee Director) is granted an option to purchase 4,000 shares of Common Stock on the same terms. On May 22, 2002, each of Messrs. Eason, Greenbaum, Henderson and Peck were awarded an option to purchase 3,000 shares of Common Stock at an exercise price of $31.25 per share, the closing price of the Company's Common Stock on the date of grant. The options become fully vested on the first anniversary of the grant.

        Non-Employee Directors may elect to receive phantom shares in lieu of their annual retainer (including the stock portion) and meeting fees. A phantom share is a hypothetical share of Common Stock of the Company based upon the fair market value of the Common Stock at the time of the grant. Phantom shares are not transferable and are subject to forfeiture unless held until the director ceases to be a director by reason of retirement, death, or disability. Upon such an event, the Company will issue cash or shares of Common Stock in an amount equal to the value of the phantom shares.

        All such stock and options are issued pursuant to the Flexible Stock Plan for Directors, which was adopted effective January 1, 1997. Phantom shares are granted under the Phantom Stock Plan for Directors, which was adopted April 13, 1994.

 SECURITIES OWNERSHIP OF DIRECTORS, MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

                         OWNERSHIP OF SHARES OF RGA
                         --------------------------

        The following table sets forth, as of February 28, 2003, certain information with respect to: (1) each person known by the Company to be the beneficial owner of 5% or more of the Company's outstanding Common Stock, and (2) the ownership of Common Stock by (i) each director and nominee for director of the Company, (ii) each executive officer of the Company named in the Summary Compensation Table, and (iii) all directors, nominees, and executive officers as a group.

                                                                 AMOUNT AND NATURE OF           PERCENT OF
BENEFICIAL OWNER (2)                                           BENEFICIAL OWNERSHIP (1)         CLASS (2)
--------------------                                           ------------------------         ----------
SIGNIFICANT SHAREHOLDERS:

MetLife, Inc.                                                            29,243,539 (3)            58.9%
     One Madison Avenue
     New York, New York 10010
Wellington Management Company, LLP                                        4,405,930 (4)             8.9%
     75 State Street
     Boston, Massachusetts 02109
Kayne Anderson Rudnick Investment Management, LLC                         4,304,033 (5)             8.7%
     1800 Avenue of the Stars, Second Floor
      Los Angeles, California 90067

DIRECTORS, NOMINEES AND NAMED EXECUTIVE OFFICERS:

A. Greig Woodring, Director, President, and Chief Executive                 271,383 (6)                *
    Officer (3)

Mary Ann Brown, Director                                                         --                   **

J. Cliff Eason, Director                                                     14,183 (7)                *

Stuart Greenbaum, Director                                                   12,380 (7)                *

Alan C. Henderson, Director                                                     440                    *

Stewart G. Nagler, Chairman (3)                                               1,000                    *

William A. Peck, M. D., Director                                              8,257 (8)                *

Joseph A. Reali, Director                                                        --                   **

David B. Atkinson, Executive Vice President and Chief                       223,869 (9)                *
    Operating Officer

Jack B. Lay, Executive Vice President and Chief Financial                                              *
    Officer                                                                  61,358 (10)

Andre St-Amour, Executive Vice President and Chief                           66,449 (11)               *
    International Operating Officer

Graham Watson, Executive Vice President and Chief Marketing                  70,149 (12)               *
    Officer

All directors and executive officers                                        818,431 (13)            1.63%
    as a group (15 persons)

---------
*       Less than one percent.
**      Not applicable.

(1) Unless otherwise indicated, each named person has sole voting and investment power over the shares listed as beneficially owned.

(2) For purposes of this table, "beneficial ownership" is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, pursuant to which a person or group of persons is deemed to have "beneficial ownership" of any shares of common stock that such person has the right to



                                     6


        acquire within 60 days. For computing the percentage of the class of securities held by each person or group of persons named above, any shares which such person or persons has the right to acquire within 60 days (as well as the shares of common stock underlying fully vested stock options) are deemed to be outstanding for the purposes of computing the percentage ownership of such person or group but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person or group.

(3) On November 23, 1999, MLIC purchased 4,784,689 shares of RGA Common Stock through a private placement. On January 6, 2000, MLIC indirectly acquired shared voting and investment power of an additional 24,131,250 shares through its acquisition of GenAmerica Financial Corporation ("GenAmerica"). On April 7, 2000, MLIC completed a demutualization and an initial public offering of shares of MetLife, which became the parent of MLIC. As a result, MetLife acquired shared voting and investment power of all shares of RGA held directly or indirectly by MLIC and became the beneficial owner of such shares. In January and February 2002, MetLife acquired an additional 327,600 shares on the open market, bringing its total beneficial ownership to the amount reflected in the table. Mr. Woodring is an executive officer of GenAmerica and General American. Mr. Nagler is an executive officer of MetLife. These individuals disclaim beneficial ownership of the shares beneficially owned by MetLife and its subsidiaries.

(4) As reported on a Schedule 13G/A filed February 12, 2003. Wellington Management Company, LLP ("WMC") is an investment adviser. Shares are owned of record by clients of WMC, none of which is known to have beneficial ownership of more than five percent of the Company's outstanding shares. WMC has shared voting power of 3,503,127 shares and shared dispositive power of 4,405,930 shares.

(5) As reported on a Schedule 13G filed February 7, 2003. Kayne Anderson Rudnick Investment Management, LLC ("KAR"), is an investment advisor. Shares are owned by several accounts managed, with discretion to purchase or sell securities, by KAR, none of which has beneficial ownership of more than five percent of the Company's outstanding shares. KAR disclaims beneficial ownership of the shares reported.

(6) Includes 227,266 shares of Common Stock subject to stock options that are exercisable within 60 days. Also includes 15,000 shares of restricted Common Stock that are subject to forfeiture in accordance with the terms of the specific grant, as to which Mr. Woodring has no investment power.

(7) Includes 11,933 shares of Common Stock subject to stock options that are exercisable within 60 days.

(8) Includes 7,433 shares of common stock subject to stock options that are exercisable within 60 days.

(9) Includes 184,376 shares of Common Stock subject to stock options that are exercisable within 60 days and 2,250 shares held by Mr. Atkinson's children. Also includes 6,548 restricted shares of Common Stock that are subject to forfeiture in accordance with the terms of the specific grant, as to which Mr. Atkinson has no investment power.

(10) Includes 53,010 shares of Common Stock subject to stock options that are exercisable within 60 days and 1,800 shares jointly owned with Mr. Lay's spouse. Also includes 6,548 restricted shares of Common Stock that are subject to forfeiture in accordance with the terms of the specific grant, as to which Mr. Lay has no investment power.

(11) Includes 61,199 shares of Common Stock subject to stock options that are exercisable within 60 days.

(12) Includes 62,182 shares of Common Stock subject to stock options that are exercisable within 60 days and 6,187 shares owned by Intercedent Limited, a Canadian corporation of which Mr. Watson has a majority ownership interest.

(13) Includes a total of 727,218 shares of Common Stock subject to stock options that are exercisable within 60 days; and 28,096 shares of restricted Common Stock that are subject to forfeiture in accordance with the terms of the specific grant, as to which the holder has no investment power.

                       OWNERSHIP OF SHARES OF METLIFE
                       ------------------------------

         The following table sets forth, as of February 28, 2003, certain information with respect to the following individuals to the extent they own shares of common stock of MetLife, the Company's parent: (i) each director and nominee for director of the Company; (ii) each executive officer of the Company named in the Summary Compensation table; and (iii) all directors, nominees, and executive officers as a group.

             BENEFICIAL OWNER                      AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP (1)          PERCENT OF
             ----------------                      ---------------------------------------------          ----------
                                                                                                             CLASS
                                                                                                             -----
                                                            Direct                   Indirect (5)
                                                            ------                   ------------
Mary Ann Brown, Director                                   33,951 (2)                      30                  *
Stewart G. Nagler, Chairman                               153,683 (3)                     419                  *
Joseph A. Reali, Director                                  33,357 (4)                     170 (6)              *
A. Greig Woodring, Director, President & CEO                   90                          --                  *
All directors and executive officers as a group           221,081                         619                  *
(15 persons)

*Less than one percent.


                                     7


(1) Unless otherwise indicated, each named person has sole voting and investment power over the shares listed as beneficially owned.

(2) Includes 25,401 shares of MetLife common stock subject to stock options that are exercisable within 60 days, and 8,550 deferred share units payable in shares of MetLife common stock under MetLife's Long-Term Incentive Plan.

(3) Includes 111,367 shares of MetLife common stock subject to stock options that are exercisable within 60 days, 32,167 deferred share units payable in shares of MetLife common stock under MetLife's Long-Term Incentive Plan, and 10,149 share equivalent units payable in cash under MetLife's Auxiliary Savings and Investment Plan.

(4) Includes 23,984 shares of MetLife common stock subject to stock options that are exercisable within 60 days, and 6,373 deferred share units payable in shares of MetLife common stock under MetLife's Long-Term Incentive Plan.

(5) Represents shares held by the MetLife Policyholders Trust, which has sole voting power over such shares.

(6) Includes 10 shares jointly held with Mr. Reali's spouse, Madelyn Reali, with whom Mr. Reali shares investment power.


           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 ("Exchange Act") requires the Company's directors, executive officers, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Directors, executive officers, and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Forms 3, 4, and 5 they file.

        Based solely on the Company's review of the copies of such forms it has received, or written representations from certain reporting persons, the Company believes that all its directors, executive officers, and greater than 10% beneficial owners complied with all filing requirements applicable to them with respect to transactions during 2002.

           COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The Company's Compensation Committee, currently composed of three non-employee directors and one director who is an employee of MetLife, establishes and oversees the Company's general compensation policies and determines executive compensation. RGA Reinsurance Company ("RGA Re"), a wholly owned indirect subsidiary of the Company, employs all of the Company's salaried executive officers except for Andre St-Amour, who is employed by RGA Life Reinsurance Company of Canada, and Graham Watson, who is employed by RGA International Corporation.

BASE SALARIES
-------------

        In forming its recommendations on the overall salary program for executive officers, the Compensation Committee has from time to time engaged an independent consulting firm to determine how the Company's executive compensation compares to that of other comparable companies, including publicly held insurance and reinsurance companies. In February 2002, based upon an analysis of the prior study of executive compensation performed in January 2001, the Committee approved salary increases for the executive group that averaged 4.11% (excluding promotional increases). Increases to the salaries of other executive officers approved by the Committee are intended to bring compensation to a more appropriate level for those positions, based on market data. The Committee also reviewed the performance of Mr. Woodring and the Company during 2001. Based upon that review, and the Committee's desire to adjust the variable pay components of Mr. Woodring's total compensation so that more was "at risk," the Committee kept Mr. Woodring's salary at its existing level and increased his potential bonus percentage under the Management Incentive Plan (see below).

MANAGEMENT INCENTIVE PLAN
-------------------------

         All of the Company's salaried executive officers participate in the Management Incentive Plan ("MIP"), which provides incentive compensation based on a Participant's individual performance as well as the division's and the Company's achievements. Company results are based on consolidated revenues and operating earnings (net income from continuing operations less realized capital gains and losses) per share;

divisional results are based on the division's revenues and operating earnings. Based on these criteria, the Committee approves a schedule of specific incentives set for each Participant, with a minimum level of performance that must be met before any payment to the individual can be made, a target and a maximum. The Company's performance must meet certain levels, as determined in advance by the Committee, before any awards are made under the MIP. Awards are based on a specified percentage of salary, which varies for each Participant.

         A portion of the MIP award for RGA executive officers is paid in the form of performance shares pursuant to the Executive Performance Share Plan. Each performance share represents the equivalent of one share of Common Stock, and the value of each performance share is determined by the current fair market value of a share of the Company's Common Stock. By making part of the pay of the Company's top executives take this form, the Committee has sought to give these officers further incentives to increase the value of the Company's shares.

         In the U.S. plan, performance shares vest in one-third increments on the last day of each of the three calendar years following the year in which they are awarded. Performance shares in the Canadian plan vest 100% on December 15 of the third calendar year following the year in which they are awarded. Payment from the U.S. plan with respect to vested performance shares may be made only in certain circumstances relating to termination of employment, or when the Participant exercises stock options, or the value of the Participant's vested performance shares exceeds 500% of his or her target bonus for the year. In the Canadian plan, performance shares must be paid upon vesting. Payment under both the U.S. and Canadian plans may be made in the form of cash or shares of Common Stock, as determined by the Committee. See "Executive Compensation - Option/Performance Share Grants in Last Fiscal Year."

         In February and March 2003, the Committee determined the MIP awards for 2002. The Company exceeded its targets for revenue growth and operating earnings in fiscal 2002. Based on consolidated results, the average cash MIP award to executive officers was approximately 57% of salary. Mr. Woodring's cash MIP award, which is based solely on Company results for 2002, was $546,056, or approximately 98% of his salary for the year.

         The Committee granted performance shares for fiscal 2002 at the same time as the MIP awards were made, in February and March 2003. The average payment in the form of performance shares to executive officers was approximately 24% of salary in 2002. Mr. Woodring received 7,946.3 performance shares for 2002, which were valued at $210,021 based on the market value of the Common Stock on the date of grant in March 2003.

PROFIT SHARING PLAN
-------------------

         All employees of RGA Re who meet the eligibility requirements participate in the profit sharing plan. Effective January 1, 2001, the Company adopted a safe harbor design for the plan that provides for a match of up to 4% of compensation. All eligible employees also are entitled to receive a profit sharing award ranging from 0% to 6% of compensation depending on whether the Company meets or exceeds its minimum performance level and targets, regardless of their 401(k) participation. A minimum performance level must be met before the profit sharing award can be made. The minimum performance level and targets for each year are established at the beginning of the year. A Participant may elect to receive up to one-half of his profit sharing award in cash.

         The Company exceeded its targets for revenue growth and operating earnings in fiscal 2002. Based on these results, in January 2003 the Board of Directors approved a profit sharing award of 6.0%. The profit sharing award for executives who participate in the performance share portion of the MIP are reduced by one-half. Mr. Woodring, who participates in such programs, received a profit sharing award of $22,124 for 2002.

FLEXIBLE STOCK PLAN
-------------------

        The Committee has previously granted stock options pursuant to the Company's Flexible Stock Plan, which was established in 1993. The exercise price of each option has been no less than the market price of the Common Stock on the date of grant.

        In January 2002, in accordance with grant guidelines, the Committee awarded a total of 542,233 options for Common Stock, including 196,103 to the Company's salaried executive officers. Mr. Woodring was awarded 70,197 options. The criteria for determining individual option grants were the same as those used in the prior year.

        Stock options are intended to reflect management's involvement in the Company's performance and to encourage their continued contribution to the future of the Company. The Company views stock options as an important means of aligning the economic interests of management and shareholders.

EXECUTIVE STOCK OWNERSHIP GUIDELINES
------------------------------------

        In order to further align the interests of the Company's management and its shareholders, the Committee adopted executive stock ownership guidelines in October 1996. The five tiers of the guidelines provide that the market value of the Company's shares owned by the executives should be based on a multiple of the mid-point of the executive's salary range: the CEO (three times), the COO (2.75 times), the CFO (2.5 times) the Executive Vice Presidents (two times) and the Senior Vice Presidents (one time). Although the guidelines are not mandatory, they are intended to increase Company stock ownership by executive officers, which, in addition to stock options, provide the officers with a direct economic interest in the Company.

SECTION 162(m)
--------------

        The Committee endeavors to maximize the deductibility of compensation under Section 162(m) of the Internal Revenue Code while maintaining competitive compensation.


                         THE COMPENSATION COMMITTEE

                J. Cliff Eason, Chairman     Stuart Greenbaum
                William A. Peck, M.D.        Joseph A. Reali


         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        From January 1, 2002 to January 23, 2002, the Compensation Committee was comprised of Messrs. Eason (Chairman), Greenbaum, and Peck. On January 23, 2002, the Compensation Committee became comprised of its current members, Messrs. Eason (Chairman), Greenbaum, Peck, and Reali. None of the members of the Compensation Committee have been an officer or employee of the Company or any of its subsidiaries. None of the Company's inside directors or officers serves on the compensation committee of another company of which a member of the Compensation Committee is an officer.

                           EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

        The following table sets forth certain summary information concerning the compensation awarded or paid to, or earned by, the Chief Executive Officer and each of the other four most highly compensated named executive officers of the Company during 2002.

                                             SUMMARY COMPENSATION TABLE

                                                 ANNUAL COMPENSATION         LONG TERM COMPENSATION AWARDS
                                                 -------------------         -----------------------------
                                                                                                 SECURITIES      ALL OTHER
                                                                             RESTRICTED          UNDERLYING   COMPENSATION
NAME AND PRINCIPAL POSITION         YEAR    SALARY ($)(1)   BONUS ($)(2)(3)   STOCK ($)      OPTIONS(#) (4)         ($)(5)
---------------------------         ----    -------------   ---------------  ----------      --------------   ------------
A. Greig Woodring                   2002      $560,000         $759,077          --             70,197           $29,124
    President and Chief             2001       550,919          175,710          --             67,086           161,866
    Executive Officer               2000       493,486          145,314          --             49,596            14,483

David B. Atkinson                   2002      $378,154         $288,029          --             28,831           $26,766
    Executive Vice President and    2001       365,231           77,694          --             29,350            77,524
    Chief Operating Officer         2000       342,308           67,835          --             29,111            16,795

Jack B. Lay                         2002      $287,308         $180,018          --             19,195           $17,605
    Executive Vice President and    2001       242,692           28,513          --             19,287            35,767
    Chief Financial Officer         2000       228,462           36,418          --             18,976            10,001

Andre St-Amour                      2002      $312,692         $236,274          --             23,504            $4,331
     EVP - RGA; President, RGA      2001       290,769           62,298          --             20,126             4,274
     Life Reinsurance Company of    2000       228,101           37,333          --             18,525             4,506
     Canada

Graham Watson                       2002      $232,692         $416,349          --             17,236            $4,331
     EVP, International and Chief   2001       218,769          241,788          --             17,778             4,274
     Marketing Officer - RGA;       2000       200,826          318,165          --             17,587             4,506
     CEO, RGA International Corp.

------------------------
(1) For Messrs. Woodring, Atkinson and Lay, includes any amounts deferred at the election of the executive officers under the RGA Re Executive Deferred Savings Plan. Messrs. St-Amour and Watson, as non-U.S. citizens, are not eligible to participate in such plan. Amounts for Mr. St-Amour include amounts deferred under the Retirement Plan of RGA Life Reinsurance Company of Canada.

(2) Includes for all named executive officers, cash bonuses earned for each year (including any bonuses deferred at the election of the executive officers) under the cash bonus portion of the Management Incentive Plan, which bonus totaled $546,056 for Mr. Woodring, $199,520 for Mr. Atkinson, $121,700 for Mr. Lay, $165,392 for Mr. St-Amour and $96,947 for Mr. Watson for 2002. Also includes amounts paid in cash or deferred at the officer's election each year under the RGA Re Profit Sharing Plan for Messrs. Woodring, Atkinson and Lay, which totaled $3,000 for 2002, $531 for 2001, and $1,275 for 2000. The amounts shown for Mr. Watson for 2002, 2001, and 2000 also include: (i) a Canadian production bonus of $258,797, $201,903, and $273,709, respectively (see "Executive Compensation - Other Employment Arrangements"); and (ii) $16,538, $3,337, and $11,478, respectively, paid in lieu of an award under the RGA Re Profit Sharing Plan, in which Mr. Watson is not eligible to participate.

(3) Includes, in 2002, 2001, and 2000, the value of the following number of performance shares granted in March 2003, and in February 2002 and 2001, respectively, pursuant to the Executive Performance Share Plan based on the closing price of the Company's Common Stock on the date of award: Mr. Woodring - 7,946, 1,969, and 1,273 performance shares; Mr. Atkinson - 3,235, 776, and 529 performance shares; Mr. Lay - 2,093, 431, and 294 performance shares; Mr. St-Amour - 2,682, 633, and 309 performance shares; and Mr. Watson - 1,667, 387, and 273 performance shares. See "Executive Compensation - Option/Performance Share Grants in Last Fiscal Year."

(4) See "Executive Compensation - Option/Performance Share Grants in Last Fiscal Year."

(5) For Messrs. Woodring, Atkinson and Lay, amounts represent contributions made by RGA Re in 2002, 2001, and 2000 to the officers' accounts in the RGA Re Profit Sharing Plan and the RGA Re Augmented Benefit Plan, and payments made in 2001 for accumulated paid absence time. Amounts for Messrs. St-Amour and Watson represent contributions made to their accounts by RGA Canada under its Retirement Plan.

OPTION/PERFORMANCE SHARE GRANTS IN LAST FISCAL YEAR

        The Company has a Flexible Stock Plan, which provides for the award of various types of benefits, including stock options, stock appreciation rights, restricted stock, performance shares, and other stock based awards, as well as cash awards. The Company also has an Executive Performance Share Plan that provides for the award of performance shares. The following table sets forth certain information concerning options granted to the named executive officers pursuant to the Flexible Stock Plan and the Executive Performance Share Plan during 2002.

                                   OPTION/PERFORMANCE SHARE GRANTS IN LAST FISCAL YEAR

                                                       INDIVIDUAL GRANTS
                                                       -----------------

                                                                                             POTENTIAL REALIZABLE VALUE
                                                                                             --------------------------
                          NUMBER OF SECURITIES      % OF TOTAL                                 AT ASSUMED ANNUAL RATES
                          --------------------      ----------                                 -----------------------
                          UNDERLYING OPTIONS &      GRANTED TO     EXERCISE OR               OF STOCK PRICE APPRECIATION
                          --------------------      ----------     -----------               ---------------------------
                           PERFORMANCE SHARES      EMPLOYEES IN    BASE PRICE   EXPIRATION        FOR OPTION TERM (4)
                           ------------------      ------------    ----------   ----------        -------------------
     NAME                   GRANTED (#)(1)(2)      FISCAL YEAR     ($/SH)(3)       DATE         5% ($)          10% ($)
     ----                   -----------------      -----------     ---------       ----         ------          -------
A. Greig Woodring       70,197 options                12.9%          $31.91      1/1/2012     $1,408,715      $3,569,961
                         7,946 performance shares     14.9%          $26.43        N/A          $132,076        $334,706

David B. Atkinson       28,831 options                 5.3%          $31.91      1/1/2012       $578,581      $1,466,239
                         3,235 performance shares      6.1%          $26.43        N/A           $53,771        $136,267

Jack B. Lay             19,195 options                 3.5%          $31.91      1/1/2012       $385,206        $976,187
                         2,093 performance shares      3.9%          $26.43        N/A           $34,789         $88,163

Andre St-Amour          23,504 options                 4.3%          $31.91      1/1/2012       $471,679      $1,195,327
                         2,682 performance shares      5.0%          $26.43        N/A           $44,579        $112,973

Graham Watson           17,236 options                 3.2%          $31.91      1/1/2012       $345,893        $876,560
                         1,667 performance shares      3.1%          $26.43        N/A           $27,708         $70,218

---------
(1) The options become exercisable in 20% increments on each of January 1, 2003, 2004, 2005, 2006 and 2007. Vesting will be accelerated upon the officer's death or disability and upon a change in control of the Company (as such terms are defined in the Flexible Stock Plan and option agreements). All stock option grants were approved in January 2002.

(2) Performance share grants shown were approved in March 2003, but are included as 2002 grants because they comprise a part of the officers' 2002 bonus. See "Compensation Committee Report on Executive Compensation." Each performance share represents the equivalent of one share of Common Stock. Payment with respect to vested performance shares is made in the form of cash or shares of Common Stock, as determined by the Compensation Committee: (i) 24 months after termination of employment; (ii) immediately upon termination of employment if termination is as a result of death, disability, or retirement or within six months of a change in control (as such terms are defined in the Executive Performance Share Plan); (iii) when the Participant exercises stock options, at the Participant's election; or
     (iv) after the last day of any calendar year in which the value of the Participant's vested performance shares exceeds 500% of his target bonus payable with respect to that year under the MIP. Performance shares granted to Messrs. Woodring, Atkinson and Lay vest in one-third increments on each of December 31, 2003, 2004 and 2005, and performance shares awarded to Messrs. St-Amour and Watson, who are Canadian citizens, vest in full on December 15, 2005.

(3) For stock options, amount represents the exercise price per share of Common Stock, which is the closing price of the Common Stock on the date of grant in January 2002. For performance shares, amount represents the closing price of the Common Stock on the date of grant in March 2003.

(4) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, of the Company's stock price.

     AGGREGATED OPTION/PERFORMANCE SHARE EXERCISES AND FISCAL YEAR-END
                      OPTION/PERFORMANCE SHARE VALUES

        The table below provides certain information for each of the named executive officers concerning exercises of options and performance shares during 2002 and the value of unexercised options and performance shares at December 31, 2002.

                               AGGREGATED OPTION/PERFORMANCE SHARE EXERCISES IN LAST FISCAL YEAR
                                      AND FISCAL YEAR-END OPTION/PERFORMANCE SHARE VALUES

                                                                       NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                                                                      UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS &
                            SHARES ACQUIRED ON         VALUE        OPTIONS & PERFORMANCE SHARES          PERFORMANCE SHARES
                            ------------------         ------          AT DECEMBER 31, 2002(1)         AT DECEMBER 31, 2002(2)
         NAME                  EXERCISE (#)          REALIZED($)     EXERCISABLE/UNEXERCISABLE        EXERCISABLE/UNEXERCISABLE
         ----                  ------------          -----------     -------------------------        -------------------------
   A. Greig Woodring    72,000 options                $772,366          207,440 / 170,128 options       $1,541,563 / $120,613
                        12,500 performance shares     $340,500   8,700 / 1,758 performance shares          $235,589 / $47,602

   David B. Atkinson    0 options                           $0           183,126 / 79,602 options        $1,448,719 / $70,799
                        0 performance shares                $0    14,996 / 702 performance shares          $406,090 / $19,021

   Jack B. Lay          0 options                           $0            36,650 / 52,948 options          $128,786 / $46,412
                        0 performance shares                $0     1,207 / 390 performance shares           $32,687 / $10,559

   Andre St-Amour       8,476 options                 $143,839            44,149 / 57,302 options          $146,975 / $45,251
                        1,438 performance shares       $38,104         0 / 954 performance shares               $0 / $ 25,835

   Graham Watson        0 options                           $0            46,667 / 49,130 options          $159,925 / $43,222
                        1,298 performance shares       $34,384       0 / 1,977 performance shares                $0 / $53,543

---------------------

(1) The Company granted stock options to senior management, including each of the named executive officers, in January 2003. The 2003 options, which are not currently exercisable, are not reflected in the table. Although exercisable, performance shares can be paid out only in certain limited circumstances. See "Executive Compensation
         - Option/Performance Share Grants in Last Fiscal Year." Performance shares include dividend equivalent rights that are payable in performance shares and vest in proportion to the performance shares to which they relate. The number of performance shares has been rounded to the nearest whole share.

(2) In the case of stock options, represents the difference between the December 31, 2002 closing price of the Company's Common Stock ($27.08) and the exercise price of the option multiplied by the number of shares underlying the option. In the case of performance shares, value represents the December 31, 2002 closing price multiplied by the number of performance shares.

RETIREMENT PLANS

         Certain of the Company's employees participate in the RGA Performance Pension Plan (the "Pension Plan"), a qualified defined benefit plan. Certain of the Company's employees also participate in the RGA Reinsurance Company Augmented Benefit Plan (the "RGA Augmented Plan"), a non-qualified plan under which eligible employees are entitled to additional retirement benefits not paid under the Pension Plan and the RGA Profit Sharing Plan due to Internal Revenue Code limits on the amount of benefits that may accrue and be paid under the Pension Plan and the RGA Profit Sharing Plan.

         Messrs. Woodring, Atkinson and Lay participate in the Pension Plan and the RGA Augmented Plan. The monthly benefit payable for life at age 65 for each individual is the sum of (a) and (b) below:

                  (a) The sum of (1) 1.05% of Final Average Monthly Compensation multiplied by the number of years of service earned as of December 31, 1995, plus (2) .65% of the excess, if any, of Final Average Monthly Compensation minus one-twelfth of the Social Security Maximum Wage Average, multiplied by the number of years of service earned as of December 31, 1995; plus

                  (b) The actuarial equivalent of a lump sum benefit equal to the sum of the amounts determined below for each full year of service completed after December 31, 1995:

                  Age on January 1 of the Plan Year in   Percentage of Final Average    Percentage of Excess
                  Which the Year of Service is Earned    Annual Compensation Credited  Compensation Credited
                                Up to 35                              2%                         1%
                                35 - 44                               4%                         2%
                                45 - 54                               6%                         3%
                               55 or over                             8%                         4%

         Social Security Maximum Wage Average means the average of the Social Security Wage Bases in effect for each calendar year during the 35-year period ending with the calendar year in which a participant attains the Social Security retirement age. Social Security Wage Base means the maximum amount of compensation that may be considered wages for FICA tax, or $84,900 for 2002. Breakpoint means 60% of the Social Security Wage Base raised to the next highest $100 increment. Excess Compensation means the excess, if any, of Final Average Annual Compensation minus the Breakpoint. Final Average Annual Compensation means the highest average Benefit Salary for the five consecutive years during the preceding ten years. Benefit Salary means actual base salary, eligible bonuses and pre-tax salary deferrals made to the profit sharing plan or a cafeteria plan and the CODA portion of the profit sharing award. Final Average Monthly Compensation is one-twelfth of Final Average Annual Compensation.

         As of December 31, 2002, the estimated annual benefits payable upon retirement at normal retirement age of 65 for Messrs. Woodring, Atkinson and Lay are as follows: Mr. Woodring, $226,739; Mr. Atkinson, $82,731; and Mr. Lay, $38,055. Messrs. St-Amour and Mr. Watson are not eligible to participate in the Pension Plan or the RGA Augmented Plan. Mr. St-Amour and Mr. Watson participate in pension plans sponsored by the governments of Quebec and Canada, respectively.

         Payment of the specified retirement benefits is contingent upon continuation of the plans in their present form until the officer retires.

         Until January 1, 1994, the Company also maintained an Executive Supplemental Retirement Plan (the "RGA Supplemental Plan"), a non-qualified defined benefit plan pursuant to which eligible executive officers are entitled to receive additional retirement benefits. Benefits under the RGA Supplemental Plan were frozen as of January 1, 1994. The frozen annual benefit payable upon retirement at age 65 is $36,719 for Mr. Woodring and $7,770 for Mr. Atkinson. Retirement benefits under the RGA Supplemental Plan are payable at age 65 in the form of a 15-year certain life annuity, with no direct or indirect integration with Social Security benefits.

OTHER EMPLOYMENT ARRANGEMENTS

         The Company has agreed to pay Mr. Watson a production bonus equal to 2.5 cents per $1,000 of new business generated through the Company's Canadian subsidiaries. See "Certain Relationships and Related Transactions."

         Mr. Woodring serves as an advisor to General American's top management and therefore participates in the General American Long-Term Incentive Plan. Mr. Woodring is eligible to receive cash incentive awards pursuant to this plan based on General American's achievement of certain consolidated performance targets over three-year periods. The amount of incentive payments, if any, represents a percentage of Mr. Woodring's RGA salary at the beginning of the relevant period. The percentage varies depending on the extent to which General American meets or exceeds certain performance targets. Payment of one-third of any awards will be deferred under the General American Executive Deferred Savings Plan until Mr. Woodring's retirement at age 65. Amounts deferred are subject to a five-year vesting schedule and certain other conditions. Mr. Woodring received $86,450 for the three year period ending December 31, 2002. All payments under the plan are made by General American.

                              PERFORMANCE GRAPH

         Set forth below is a graph for the Company's Common Stock for the period beginning December 31, 1997 and ending December 31, 2002. The graph compares the cumulative total return on the Company's Common Stock, based on the market price of the Common Stock and assuming reinvestment of dividends, with the cumulative total return of companies in the Standard & Poor's 500 Stock Index and the Standard & Poor's Insurance (Life/Health) Index. The indices are included for comparative purposes only. They do not necessarily reflect management's opinion that such indices are an appropriate measure of the relative performance of the Company's Common Stock, and are not intended to forecast or be indicative of future performance of the Common Stock.

               COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
             AMONG REINSURANCE GROUP OF AMERICA, INCORPORATED,
      THE S & P 500 INDEX AND THE S & P LIFE & HEALTH INSURANCE INDEX

                                  [GRAPH]


                                                              Cumulative Total Return
                                    ------------------------------------------------------------------------------
                                        12/97       12/98        12/99        12/00        12/01        12/02
                                        -----       -----        -----        -----        -----        -----
Reinsurance Group Of America,
Incorporated                           100.00       165.26       98.81       127.50       120.35        98.74
S & P 500                              100.00       128.58      155.64       141.46       124.65        97.10
S & P Life & Health Insurance          100.00       105.31       90.54       103.04        95.07        79.64

Copyright(C) 2002, Standard & Poor's, a division of The McGraw-Hill Companies, Inc.  All rights reserved.


               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         General American and its parent, GenAmerica, are the beneficial owners of approximately 48% of the Company's outstanding stock. Following a private placement in November 1999, the acquisition of GenAmerica by MLIC on January 6, 2000, and MLIC's demutualization on April 7, 2000, MetLife became the beneficial owner of approximately 58% of the Company's outstanding shares. In January and February 2002, MetLife purchased an additional 327,600 shares and, as of February 28, 2003, is the beneficial owner of approximately 58.9% of the Company's outstanding securities.

         General American and MetLife have historically provided RGA and RGA Re with certain administrative services, such as legal, treasury, risk management, policy administration and corporate travel services. The cost of these services in 2002 was approximately $1.2 million.

         The Company has direct policies and reinsurance agreements with MetLife and certain of its subsidiaries. The Company reflected earned net premiums pursuant to these agreements of approximately $172.1 million in 2002. The earned premiums reflect the net of business assumed from and ceded to MetLife and its subsidiaries.

         RGA Re has a product license and service agreement with MetLife. Under this agreement, RGA has licensed the use of its electronic underwriting product to MetLife and provides Internet hosting services, installation and modification services for the product. The income received by RGA Re from MetLife under this agreement in 2002 was approximately $400,000.

         The Company has entered into registration rights agreements with each of MLIC and General American which grant each of those companies, or their transferees, certain rights, among other things, to require RGA to register RGA common stock held by them.

                    EQUITY COMPENSATION PLAN INFORMATION

         The following table presents Equity Compensation Plan information as of December 31, 2002:

---------------------------------------------------------------------------------------------------------------------
                                 NUMBER OF                                                   NUMBER OF SECURITIES
                              SECURITIES TO BE                                              REMAINING AVAILABLE FOR
                                ISSUED UPON         WEIGHTED-AVERAGE                         ISSUANCE UNDER EQUITY
                                EXERCISE OF        EXERCISE PRICE OF        NUMBER OF         COMPENSATION PLANS
                                OUTSTANDING           OUTSTANDING          SECURITIES        (EXCLUDING SECURITIES
      PLAN CATEGORY          OPTIONS, WARRANTS     OPTIONS, WARRANTS        ISSUED AS      REFLECTED IN COLUMNS (a)
                                 AND RIGHTS            AND RIGHTS       RESTRICTED STOCK           AND (c))
                                    (a)                   (b)                  (c)                    (d)
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
EQUITY COMPENSATION PLANS
   APPROVED BY SECURITY           2,647,957 (1)        $26.22 (2)            28,096                 918,382 (3)
         HOLDERS
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
EQUITY COMPENSATION PLANS
 NOT APPROVED BY SECURITY            74,848            $31.21                    -0-                 33,152
       HOLDERS (4)
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
          TOTAL                   2,722,805            $26.36 (2)(5)         28,096                 951,534
---------------------------------------------------------------------------------------------------------------------

(1) Includes the number of securities to be issued upon exercises under the following plans: Flexible Stock Plan - 2,625,485; and Phantom Stock Plan for Directors - 22,472.
(2) Does not include the 22,472 phantom units to be issued under the Phantom Stock Plan for Directors because those securities do not have an exercise price (i.e., a phantom unit is a hypothetical share of Common Stock of the Company with a value equal to the fair market value of the Common Stock).
(3) Includes the number of securities remaining available for future issuance under the following plans: Flexible Stock Plan - 872,675; and Phantom Stock Plan for Directors - 45,707. The Flexible Stock Plan includes a provision that increases the number of authorized shares by five percent of the number then allocated on January 1 of each year.
(4) The information in this category relates to the Flexible Stock Plan for Directors, which is being submitted to shareholders for approval as
     Item 3 of this proxy statement. Please see the discussion set forth below under Item 3 for a description of the material terms of the Flexible Stock Plan for Directors.
(5) Reflects the blended weighted-average exercise price of outstanding options under the Flexible Stock Plan ($26.22) and Flexible Stock Plan for Directors ($31.21).

          ITEM 2 - APPROVAL OF AMENDMENT TO THE FLEXIBLE STOCK PLAN

         The second item to be acted upon at the Annual Meeting is a proposal to approve an amendment to the Company's Flexible Stock Plan ("Plan") to increase the number of shares under the Plan for which options, stock appreciation rights, restricted stock, performance shares and other stock based awards are granted. The Board of Directors originally adopted the Plan in February 1993 and, on March 31, 1993, the shareholders of the Company approved the Plan. The Plan was amended and restated effective July 1, 1998. On May 24, 2000, the Company's shareholders approved a first amendment to the Plan that increased the number of shares under the Plan for which options, stock appreciation rights, restricted stock, performance shares and other stock based awards are granted. The proposed amendment to the Plan is subject to shareholder approval.

         The Plan provides for the grant of stock options and other stock based awards to officers and key employees of the Company and its subsidiaries, employees and owners of entities that have a direct or indirect ownership interest in the Company or in which the Company has a direct or indirect ownership interest, individuals who are employed by or owners of client companies or suppliers of the Company, and individuals who are employed by or owners of companies that render services to the Company (collectively, the "Participants"). As of January 29, 2003, approximately 97 employees were eligible to participate in the Plan.

         Under the Plan, a maximum of 4,760,077 shares are presently authorized for issuance from treasury stock or authorized but unissued shares. As of January 29, 2003, options to purchase 3,348,700 shares of common stock were granted to Participants and outstanding under the Plan, 1,035,247 shares have been exercised by or awarded to Participants, and 376,130 shares are available for future grants. The amended Plan increases the total number of shares authorized for issuance by 1,500,000, for a total of 6,260,077. Under the terms of the Plan, the number of authorized shares is increased each year by 5% of the number then allocated, effective each January 1. The proposed amendment will amend Section 3.1 of the Plan, which, if approved, will read as follows:

                       3.1 Number of Shares. The number of Shares which may
                           ----------------
         be issued or sold or for which Options, SARs or Performance Shares may be granted under the Plan shall be 6,260,077 Shares. Such number of Shares shall increase annually, effective as of the first day of each Fiscal Year, by the number of Shares equal to 5% of the number of Shares allocated to this Plan as of the first day of such Fiscal Year. Such Shares may be authorized but unissued Shares, Shares held in the treasury, or both.

         The Board of Directors believes that the increase in the number of shares authorized for issuance under the amended Plan is appropriate and will enhance the ability of the Company to continue to reward and provide incentives to its key employees as well as to attract and retain qualified individuals as employees of the Company. Presently, the total number of shares represented by options granted and outstanding and shares available for future grants (if ultimately issued) represent approximately 7.5% of the Company's current shares outstanding under the current Plan. If the amendment is approved, the total number of shares represented by options granted and outstanding and shares available for future grants (if ultimately issued) will represent approximately 10.6% of the Company's current shares outstanding.

         The principal features of the Plan, as amended, are described below. This description is subject to and qualified in its entirety by the full text of the Plan, which was filed as Exhibit 10.12 to the Company's Form 10-K for the year ended December 31, 1996 (filed with the SEC on March 24, 1997), and incorporated herein by reference. The Form 10-K and exhibits are available through the Company's website (www.rgare.com) or at the SEC website (www.sec.gov/edgar).

DESCRIPTION OF THE PLAN

         The Plan provides for benefits to be awarded to eligible Participants in the form of stock options, stock appreciation rights, restricted stock, performance shares, cash awards and other stock based awards. On January 1 of each year, the number of shares issuable under the Plan will increase by 5% of the number of shares of common stock then allocated to the Plan. If any benefit expires or is terminated, surrendered, cancelled or forfeited, the shares covered by such benefit will be added back to the shares available for use under the Plan. In addition, shares delivered to the Company in payment of the exercise price of an option will be available for use under the Plan.

         If the stock of the Company is changed by reason of any stock dividend, spin-off, split-up, spin-out, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, then the number and class of shares available for benefits, the number of shares subject to any outstanding benefits and the price thereof will be appropriately adjusted.

         The Compensation Committee of the Board of Directors administers the Plan (the "Committee"). The Committee consists of three outside directors of the Company and one director who is an officer and employee of MetLife. The Committee, by majority action, is authorized to determine the individuals to whom the benefits will be granted, the type and amount of such benefits and the terms of the benefit grants, as well as to interpret the Plan and to make all other determinations necessary or advisable for the administration of the Plan to the extent not contrary to the provisions of the Plan. The Committee makes its determinations under the Plan based upon the recommendations of the Chief Executive Officer and management of the Company, information made available to the Committee and the Committee's judgment as to the best interests of the Company and its shareholders. In certain circumstances, the Committee may delegate all or any part of its authority under the Plan to Company employees or another committee.

         Under the Plan, the Committee may award: (a) stock options exercisable into shares of the Company's Common Stock which may or may not qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code, as amended; (b) stock appreciation rights; (c) restricted shares of the Company's Common Stock; (d) performance shares, (e) cash awards, and (f) other stock based awards and benefits. As provided in the Plan, the Committee has complete discretion to determine the type and number of benefits granted to any Participant and the terms and conditions that attach to each grant. Such terms and conditions are not necessarily uniform among different Participants. The receipt by a Participant of one type of grant under the Plan does not entitle the Participant to receipt of any other type of grant. Payment for shares of common stock purchased upon exercise of any option or any other benefit granted under the Plan that requires payment by a Participant to the Company will be made in cash, or with the consent of the Committee, by the tender of shares of common stock having a fair market value equal to the purchase price, or in other property, rights and credits, to the extent permitted by law, or any combination of the foregoing.

         Stock Options. The Committee may grant stock options, which entitle the Participant to purchase the Company's Common Stock at a price established by the Committee, and that price will not be less than the Fair Market Value of the Company's Common Stock on the date of the grant. "Fair Market Value" means the closing price of shares on the New York Stock Exchange on a given date. The Committee determines the term of the stock options, including the times and conditions under which the options become exercisable. The maximum number of shares with respect to which incentive stock options are issuable under the Plan is 150,000 shares. The maximum number of shares with respect to which options may be granted to any Participant in any one-year period may not exceed 200,000 shares. For purposes of the preceding sentence, shares of common stock covered by an option that is cancelled will count against the maximum number of shares that may be granted to any Participant in any one-year period, and if the exercise price under an option is reduced, the transaction will be treated as a cancellation of the option and a grant of a new option.

         Stock Appreciation Rights ("SARs"). The Committee may grant SARs, which gives the Participant a right to receive payment in an amount equal to the appreciation, if any, in the Fair Market Value of a share from the date of the grant to the date of its payment. Such payment is made in cash, in Common Stock or in any combination of cash and Common Stock, as the Committee may determine. The maximum number of SARs that may be granted to any Participant in any one-year period is 15,000. For purposes of the preceding sentence, any SARs that are cancelled will count against the maximum number of SARs that may be granted to any Participant in any one-year period and if the fair market value of a share on which appreciation under a SAR is calculated is reduced, the transaction will be treated as a cancellation of the SAR and the grant of a new SAR.

         Restricted Stock. The Committee may grant benefits under the Plan in the form of Restricted Stock. Shares of Restricted Stock are issued and delivered at the time of the grant but are subject to forfeiture as provided in the grantee's individual agreement. The grantee is entitled to full voting and dividend rights with respect to all shares of Restricted Stock from the date of grant, but cannot transfer such shares until all restrictions have been satisfied. Grants are made at a per share cost equal to the par value.

         Performance Shares. Performance Shares are the right of an individual to whom a grant of such shares is made to receive shares or cash equal to the Fair Market Value of such shares at a future date in accordance with the terms of such grant. Generally, such right is based upon the attainment of targeted profit and/or performance objectives.

         Cash Awards. Cash Awards are benefits payable in cash. The Committee may grant Cash Awards at such times and in such amounts as it deems appropriate.

         Other Stock Based Awards. An Other Stock Based Award is an award that is valued in whole or in part by reference to, or is otherwise based on, Company common stock.

         In the event of a "change in control" (as defined below) the Committee may provide such protection as it deems necessary to maintain a Participant's rights. The Committee may, among other things, (i) accelerate the exercise or realization of any benefit, (ii) purchase a benefit upon the Participant's request for cash equal to the amount which could have been attained upon the exercise or realization of the benefit had it been currently exercisable or payable, (iii) adjust the benefit as the Committee deems appropriate, and (iv) cause the benefit to be assumed by the surviving corporation. A "change of control" generally means (i) the acquisition, without the approval of the Board, by any person or entity, other than the Company and certain related entities, of more than 20% of the outstanding shares of common stock through a tender offer, exchange offer or otherwise;
(ii) the liquidation or dissolution of the Company following a sale or other disposition of all or substantially all of its assets; (iii) a merger or consolidation involving the Company which results in the Company not being the surviving parent corporation; or (iv) a change in the majority of the member of the Board of Directors during any two-year period not approved by at least two-thirds of the Directors who were members at the beginning of the two-year period.

         The Plan will remain in effect until terminated by the Board of Directors. The Board, in its sole discretion, may terminate the Plan at any time and from time to time may amend or modify the Plan. However, the Board may not amend the Plan, without obtaining shareholder approval in a manner
(i) which would cause options which are intended to qualify as incentive stock options to fail to qualify, (ii) which would cause the Plan to fail to meet the requirements of Rule 16b-3 of the Securities Exchange Act of 1934, or (iii) which would violate applicable law. No amendment, modification or termination of the Plan will adversely affect a Participant's right to any benefit granted under the Plan prior to such amendment or termination.

BENEFITS GRANTED UNDER THE PLAN

         Non-qualified stock options and restricted stock are the only forms of benefits that have been granted under the Plan. The following table summarizes the options and restricted shares granted for each of the enumerated categories of individuals from the first grant under the Plan on May 4, 1993, through the most recent grant on January 29, 2003.

                              STOCK OPTIONS AND RESTRICTED STOCK GRANTED AND OUTSTANDING
                                                 FLEXIBLE STOCK PLAN

                                                                                    WEIGHTED-AVERAGE
                                                                                    ----------------
                                                                                    EXERCISE PRICE OF
                                                                                    -----------------
NAME AND POSITION                          TOTAL OPTIONS        TOTAL OPTIONS          OUTSTANDING         RESTRICTED
-----------------                          -------------        -------------          -----------         ----------
                                              GRANTED            OUTSTANDING             OPTIONS              STOCK
                                              -------            -----------             -------              -----
A. Greig Woodring                              658,149              459,649               $25.13             15,000
President and CEO

David B. Atkinson                              387,539              297,539               $23.19              6,548
Executive Vice President and COO

Jack B. Lay                                    147,323              116,623               $27.66              6,548
Executive Vice President and CFO

Andre St-Amour                                 162,034              130,308               $27.62               --
EVP and President, RGA Life
Reinsurance Company of Canada

Graham S. Watson                               141,292              141,292               $27.31               --
EVP, International and CMO; and
CEO, RGA International Corp.

Executive Officer Group                      1,780,585            1,363,577               $25.65             28,096

Non-Executive Officer Employee Group         2,744,247            1,985,123               $27.00               --

Non-Executive Director Group                     --                   --                    --                 --

TOTAL                                        4,524,832            3,348,700               $26.45             28,096


FEDERAL INCOME TAX CONSEQUENCES

         Stock Options. No income will be realized by a Participant on the grant of a stock option, and the Company will not be entitled to a deduction at such time. If a Participant exercises an incentive stock option and does not dispose of the shares acquired within two years from the date of the grant, or within one year from the date of exercise of the option, no income will be realized by the Participant at the time of exercise. The Company will not be entitled to a deduction by reason of the exercise.

         If a Participant disposes of the shares acquired pursuant to an incentive stock option within two years from the date of grant of the option or within one year from the date of exercise of the option, the Participant will realize ordinary income at the time of disposition which will equal the excess, if any, of the lesser of (a) the amount realized on the disposition, or (b) the Fair Market Value of the shares on the date of exercise, over the Participant's basis in the shares. The Company generally will be entitled to a deduction in an amount equal to such income in the year of the disqualifying disposition.

         Upon the exercise of a non-qualified option, the excess, if any, of the Fair Market Value of the stock on the date of exercise over the purchase price is ordinary income to the holder as of the date of exercise. The Company generally will be entitled to a deduction equal to such excess amount in the year of exercise.

         SARs. No income will be realized by a Participant upon the grant of an SAR, and the Company will not be entitled to a deduction at such time. Upon the exercise of a SAR, the excess, if any, of the Fair Market Value of the stock on the date of exercise over the Fair Market Value of the stock on the date of grant is ordinary income to the holder as of the date of exercise. The Company generally will be entitled to a deduction equal to such excess amount in the year of exercise.

         Restricted Stock. Unless a timely 83(b) election is made, as described in the following paragraph, a Participant generally will not recognize taxable income upon the grant of restricted stock because the restricted stock generally will be nontransferable and subject to a substantial risk of forfeiture. A Participant will recognize ordinary income when the restrictions that impose a substantial risk of forfeiture of the shares of Common Stock or the transfer restrictions (collectively, the "Restrictions") lapse. The amount recognized will be equal to the difference between the fair market value of the shares at the time the Restrictions lapse and the original purchase price paid for the shares, if any. The ordinary income recognized by a Participant with respect to restricted stock will be subject to applicable tax withholding by the Company. If a timely 83(b) election has not been made, any dividends received with respect to Common Stock subject to the Restrictions will be treated as additional compensation income and not as dividend income.

         A Participant may elect, pursuant to Section 83(b) of the Internal Revenue Code ("Code"), to recognize as ordinary income the fair market value of the restricted stock upon grant, notwithstanding that the restricted stock would otherwise not be includable in gross income at that time. If the election is made within 30 days of the date of grant, then the Participant would include in gross income an amount equal to the difference between the fair market value of the restricted stock on the date of grant and the purchase price paid for the restricted stock, if any. Any change in the value of the shares after the date of grant will be taxed as a capital gain or capital loss only if and when the shares are disposed of by the Participant. If the Section 83(b) election is made, the Participant's holding period for capital gains begins on the date of grant.

         The Section 83(b) election is irrevocable. If a Section 83(b) election is made and the Participant then forfeits the restricted stock, the Participant may not deduct as a loss the amount previously included in gross income. A Participant's tax basis in shares of restricted stock received will be equal to the sum of the amount (if any) the Participant paid for the Common Stock and the amount of ordinary income recognized by the Participant as a result of making Section 83(b) election or upon the lapse of the Restrictions. Unless a Section 83(b) election is made, the Participant's holding period for the shares for purposes of determining gain or loss on a subsequent sale will begin on the date the Restrictions on the shares lapse. In general, the Company will be entitled to a deduction at the same time, and in an amount equal to, the ordinary income recognized by a Participant with respect to shares of restricted stock. If, subsequent to the lapse of the Restrictions on the shares, the Participant sells the shares, the difference, if any, between the amount realized from the sale and the tax basis in the shares of the Participant will be taxed as a capital gain or capital loss.

         Performance Shares. A Participant generally will not recognize taxable income upon the grant of performance shares. Instead, a Participant will recognize as ordinary income, and the Company will have as a corresponding deduction, any cash delivered and the fair market value of any Common Stock delivered in payment of an amount due under the performance share award. The ordinary income the Participant recognizes will be subject to applicable tax withholding by the Company.

         Upon selling any shares of Common Stock received by a Participant in payment of an amount due under a performance share award, the Participant generally will recognize a capital gain or loss in an amount equal to the difference between the sale price of the shares of Common Stock and the Participant's tax basis in the shares of Common Stock.

         Cash Awards. Awards payable in cash are includible in the Participant's gross income when paid and deductible by the Company when paid or accrued.

         Other Stock based Awards. The tax consequences associated with any other stock based award will vary depending on the specific terms of the award, including whether the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the Participant under the award, the applicable holding period and the Participant's tax basis.

         The foregoing statement is only a summary of certain federal income tax consequences of the Flexible Stock Plan and is based on the Company's understanding of present federal tax laws and regulations.

VOTE REQUIRED

         The vote required to approve this Item 2 is a majority of the Common Stock represented in person or by proxy at the Annual Meeting, provided the total vote cast represents over 50% of the shares entitled to vote. As a holder of Common Stock, MetLife is entitled to vote on this proposal. MetLife beneficially owns and has shared voting power with respect to approximately 58.9% of the Company's outstanding shares. MetLife has informed the Company that it intends to vote for this Item 2; therefore, approval of this Item 2 by the shareholders is assured.

RECOMMENDATION OF THE COMPENSATION COMMITTEE

         The Compensation Committee of the Board of Directors has approved the proposal regarding the amendment to the Company's Flexible Stock Plan and recommends that shareholders vote FOR the proposal.

 ITEM 3 - APPROVAL OF AMENDED AND RESTATED FLEXIBLE STOCK PLAN FOR DIRECTORS

         The third item to be acted upon at the Annual Meeting is a proposal to approve the Company's amended and restated Flexible Stock Plan for Directors ("Directors' Plan"). The Directors' Plan became effective on January 1, 1997, and has not previously been submitted to the Company's shareholders for approval. The Directors Plan was first amended October 23, 2002 (effective January 1, 2003), to cease the crediting of dividend payments to Participants. The proposed second amendment increases from 112,500 to 212,500 the number of shares for which options, restricted stock, performance units and other stock based awards are granted. The restatement simply incorporates the first and second amendments into one plan document. The amended and restated Directors' Plan is subject to shareholder approval.

         The Directors' Plan provides for the grant of stock options and other stock based awards only to Non-Employee Directors of the Company (a "Participant"). A Non-Employee Director is a member of the Board who is not an officer or employee of the Company or any of its Affiliates, which includes MetLife and its subsidiaries. Under the Directors' Plan, a maximum of 212,500 shares are authorized for issuance from treasury stock. As of January 29, 2003, options to purchase 86,848 shares of common stock were granted to Participants and outstanding under the Plan, 4,500 shares have been exercised by or awarded to Participants, and 21,152 shares are available for future grants.

         The Board of Directors believes that the approval of the Directors' Plan is appropriate and will enhance the ability of the Company to continue to reward and provide incentives to Non-Employee Directors as well as to attract and retain qualified individuals to serve as directors of the Company. Under the amended and restated Directors' Plan, if approved, the total number of shares represented by options granted and outstanding and shares available for future grants (if ultimately issued) will represent approximately 0.4% of the Company's current shares outstanding.

         The principal features of the Directors' Plan, as amended, are described below. This description is subject to and qualified in its entirety by the full text of the Directors' Plan, a copy of which is attached as an appendix to this Proxy Statement (filed with the SEC on or about April 10, 2003), and incorporated herein by reference. The Proxy Statement and appendices are available through the Company's website (www.rgare.com) or at the SEC website (www.sec.gov/edgar). You also may obtain a copy of the Directors' Plan from RGA upon written request.

DESCRIPTION OF THE DIRECTORS' PLAN

         The Board of Directors administers the Directors' Plan. Subject to the terms of the Directors' Plan, the Board has the sole discretionary authority to (i) determine the individuals to whom benefits are granted, and the type and amount of such benefits and the time of the grant, (ii) determine the terms, conditions, provisions and restrictions relating to each benefit granted, (iii) interpret and construe the Directors' Plan and all agreements evidencing grants of benefits pursuant to the Directors' Plan, (iv) prescribe, amend and rescind rules and regulations relating to the Directors' Plan, (v) determine the content and form of all agreements evidencing grants of benefits pursuant to the Directors' Plan, (vi) determine all questions relating to benefits under the Directors' Plan,
(vii) maintain accounts, records and ledgers relating to benefits, (vii) maintain records concerning the Board's decisions, (viii) employ agents, attorneys, accountants or other persons for such purposes as the Board considers necessary or desirable, (ix) take any action to maintain a Participant's rights in the event of a change of control, and (x) do and perform all acts which the Board may deem necessary or appropriate for the administration of the Directors' Plan and to carry out the purposes of the Directors' Plan.

         Under the terms of the Directors' Plan, a Participant must be a Non-Employee Director at the time a benefit is granted. As provided in the Directors' Plan, the Board has complete discretion to determine the type and number of benefits granted to any Participant and the terms and conditions that attach to each grant. Such terms and conditions generally are, although do not necessarily have to be, uniform among different Participants.

         Stock Options. The Board may grant stock options, which entitle the Participant to purchase the Company's Common Stock at a price established by the Board, and that price will not be less than the Fair Market Value of the Company's Common Stock on the date of the grant. "Fair Market Value" means the closing price of shares on the New York Stock Exchange on a given date. The Board determines the term of the stock options, including the times and conditions under which the options become exercisable.

         Restricted Stock. The Board may grant benefits under the Directors' Plan in the form of Restricted Stock. Shares of Restricted Stock are issued and delivered at the time of the grant but are subject to forfeiture as provided in the grantee's individual agreement. The grantee is entitled to full voting and dividend rights with respect to all shares of Restricted Stock from the date of grant, but cannot transfer such shares until all restrictions have been satisfied. Grants are made at a per share cost not less than par value.

         Performance Units. Performance Units are the right of an individual to whom a grant of such shares is made to receive shares or cash equal to the Fair Market Value of such shares at a future date in accordance with the terms of such grant. In general, the number of Performance Units granted in lieu of the payment of a director's meeting fee or retainer will equal the number of shares of common stock determined by dividing the amount of the applicable fee or retainer by the fair market value of a share on the date of grant.

         Other Stock Based Awards. An Other Stock Based Award is an award that is valued in whole or in part by reference to, or is otherwise based on, Company common stock.

         In the event of a "change in control" (as defined below) the Committee may provide such protection as it deems necessary to maintain a Participant's rights. A "change of control" generally means (i) the acquisition, without the approval of the Board, by any person or entity, other than the Company and certain related entities, of more than 20% of the outstanding shares of common stock through a tender offer, exchange offer or otherwise; (ii) the liquidation or dissolution of the Company following a sale or other disposition of all or substantially all of its assets; (iii) a merger or consolidation involving the Company which results in the Company not being the surviving parent corporation; or (iv) a change in the majority of the member of the Board of Directors during any two-year period not approved by at least two-thirds of the Directors who were members at the beginning of the two-year period.

         The Directors' Plan will remain in effect until terminated by the Board of Directors. The Board, in its sole discretion, may terminate the Directors' Plan at any time and from time to time may amend the Directors' Plan. However, the Board may not amend the Plan (i) without the approval of the shareholders of the Company if shareholder approval would be required for such an amendment under the rules of the New York Stock Exchange, or
(ii) in a manner that would violate applicable law. In addition, no amendment or termination of the Directors' Plan will adversely affect a Participant's right to any benefit granted under the Directors' Plan prior to such amendment or termination.

BENEFITS GRANTED UNDER THE DIRECTORS PLAN

         Stock options are the only form of benefit that has been granted under the Director's Plan. The following table summarizes the options granted for each of the enumerated categories of individuals from the first grant under the Directors' Plan on May 15, 1997, through the most recent grant on January 29, 2003.

                                               STOCK OPTIONS GRANTED
                                         FLEXIBLE STOCK PLAN FOR DIRECTORS

                                                                                    WEIGHTED-AVERAGE EXERCISE PRICE
                                                                                    -------------------------------
                                           TOTAL OPTIONS         TOTAL OPTIONS           OF OUTSTANDING OPTIONS
                                           -------------         -------------           ----------------------
NAME                                          GRANTED             OUTSTANDING
----                                          -------             -----------
J. Cliff Eason                                 17,933                17,933                      $30.54

Stuart I. Greenbaum                            17,933                17,933                      $30.54

Alan C. Henderson                               6,000                 6,000                      $29.27

William A. Peck                                17,933                13,433                      $31.16

Retired Director Group (1)                     34,549                31,549                      $30.88

TOTAL                                          94,347                86,848                      $30.67

(1) Reflects options granted to and exercised by directors who retired from the Board.

FEDERAL INCOME TAX CONSEQUENCES

         Stock Options. No income will be realized by a Participant on the grant of a stock option or upon the award of restricted stock, and the Company will not be entitled to a deduction at such time. Incentive stock options may not be granted under the Directors' Plan. Upon the exercise of a non-qualified option, the excess, if any, of the Fair Market Value of the stock on the date of exercise over the purchase price is ordinary income to the holder as of the date of exercise. The Company generally will be entitled to a deduction equal to such excess amount in the year of exercise.

         Performance Units. A Participant will realize income as a result of an award of Performance Units at the time the award is issued or paid. The amount of income realized by the Participant will be equal to the Fair Market Value of the shares on the date of issuance, in the case of a stock award, and to the amount of cash paid, in the event of a cash award. The Company will be entitled to a corresponding deduction equal to the income realized in the year of such issuance or payment.

         Restricted Stock and Other Stock based Awards. The tax consequences of these types of awards are described in the discussion of "Federal Income Tax Consequences" under Item 2.

         The foregoing statement is only a summary of certain federal income tax consequences of the Director's Plan and is based on the Company's understanding of present federal tax laws and regulations.

VOTE REQUIRED

         The vote required to approve this Item 3 is a majority of the Common Stock represented in person or by proxy at the Annual Meeting, provided the total vote cast represents over 50% of the shares entitled to vote. As a holder of Common Stock, MetLife is entitled to vote on this proposal. MetLife beneficially owns and has shared voting power with respect to approximately 58.9% of the Company's outstanding shares. MetLife has informed the Company that it intends to vote for this Item 3; therefore approval of this Item 3 by the shareholders is assured.

RECOMMENDATION OF THE BOARD

         The Board of Directors has approved the proposal regarding the Directors' Plan and recommends that shareholders vote FOR the proposal.

        ITEM 4 - APPROVAL OF AMENDED PHANTOM STOCK PLAN FOR DIRECTORS

         The fourth item to be acted upon at the Annual Meeting is a proposal to approve the amended Phantom Stock Plan for Directors ("Phantom Plan"). The Board of Directors originally adopted the Phantom Plan on April 13, 1994, and the stockholders of the Company subsequently approved the Phantom Plan. Effective January 1, 2003, the Phantom Plan was amended to revise several outdated provisions and simplify administration of the Phantom Plan. The amended Phantom Plan is subject to shareholder approval.

         The principal features of the Phantom Plan, as amended, are described below. This description is subject to and qualified in its entirety by the full text of the Phantom Plan, a copy of which is attached as an appendix to this Proxy Statement (filed with the SEC on or about April 10, 2003), and incorporated herein by reference. The Proxy Statement and appendices are available through the Company's website (www.rgare.com) or at the SEC website (www.sec.gov/edgar). You also may obtain a copy of the Phantom Plan from RGA upon written request.

         Under the terms of the Phantom Plan, Non-Employee Directors of the Company ("Participants") have the option to receive grants of performance units in lieu of their retainer and meeting fees. A performance unit is a hypothetical share of Common Stock of the Company based upon the fair market value of the Common Stock at the time of the grant. Performance units are not transferable and are subject to forfeiture unless held for a period of ten (10) years from the last day of the plan year in which the grant is made or, if earlier, until the Participant ceases to be a director of the Company by reason of retirement, death, or disability. Participants will forfeit their performance units if the Board determines that the director is guilty of malfeasance. For purposes of the Phantom Plan, malfeasance means (i) conduct, acts, or omissions which are contrary to a Participant's duties as a director, which are inimicable or in any way contrary to the best interests of the Company or any of its affiliates, or which permit removal of a director for cause as provided in the Company's by-laws; or (ii) employment of a Participant by or association of a Participant with an organization which competes with the business of the Company or any of its affiliates.

         If a Participant elects to receive performance units, performance units will be credited to an account established and maintained for such Participant. In general, a number performance units equal to the number of full shares of common stock having a fair market value on the allocation date equal to the amount of the fees and retainer. Partial performance units will not be allocated, and standard rounding will be applied to determine the number of full performance units. The account of a Participant will be the record of performance units granted to him or her under the Phantom Plan and shall not be deemed to create a trust of any kind or a fiduciary relationship between the Company and a Participant or his or her beneficiary. Each allocation of performance units under the Plan to a Participant and the number and value of such performance units as of the date of allocation shall be communicated annually to the Participant.

         Participants will not receive dividends on the performance units, nor will they have the right to vote on account of any performance units. At the end of the restricted period, the Company will issue, at its option, cash or shares of Common Stock in an amount equal to the value of the performance units within 90 days. Notwithstanding the foregoing, in the event that the benefits to a Participant under this Plan are taxable for Federal income tax purposes to the Participant at a time other than the time the Participant actually receives such benefits, the Company shall immediately pay to such Participant the amounts so determined to be taxable and the Company's obligations under the Plan to such Participant shall be reduced by a corresponding amount. The Board of Directors administers the Phantom Plan; however, no director shall participate in any decision that involves a determination of his or her personal rights or obligations under the Phantom Plan. The Board of Directors may amend or terminate the Phantom Plan at any time, except that (i) unless otherwise required by law, the rights of a Participant with respect to Performance Units granted before such amendment or termination may not be impaired without the consent of the Participant, and (ii) to the extent the approval of the Company's shareholders is required under applicable laws or regulations with respect to such amendment, the approval of the shareholders is appropriately obtained.

BENEFITS GRANTED UNDER THE PHANTOM PLAN

         The amended Phantom Plan provides that the maximum number of performance units that may be granted under the Phantom Plan shall be one hundred thousand (100,000). In the event of any change in the outstanding shares of common stock by reason of a recapitalization, reclassification, reorganization, stock split, reverse stock split, combination of shares, stock dividend or similar transaction, the Board shall proportionately adjust, in an equitable manner, the number of performance units held by a Participant under the Plan. The following table summarizes the performance units granted for each of the enumerated categories of individuals from the first grant under the Directors' Plan on May 28, 1994 through January 29, 2003.

                                    PHANTOM SHARES GRANTED
                                PHANTOM STOCK PLAN FOR DIRECTORS

           NAME AND POSITION                                        TOTAL PHANTOM SHARES GRANTED
           -----------------                                        ----------------------------
           J. Cliff Eason                                                      12,219

           Stuart I. Greenbaum                                                  5,742

           Alan C. Henderson                                                    1,086

           William A. Peck                                                      5,185

           Retired Director Group (1)                                          28,779

           TOTAL                                                               53,011

         (1) Reflects phantom units granted to Participants who subsequently retired from the Board. Accounts of retired Participants are settled with shares of common stock or cash.

FEDERAL INCOME TAX CONSEQUENCES

         Performance Units. A Participant will realize income as a result of an award of Performance Units at the time the award is issued or paid. The amount of income realized by the Participant will be equal to the Fair Market Value of the shares on the date of issuance, in the case of a stock award, and to the amount of cash paid, in the event of a cash award. The Company will be entitled to a corresponding deduction equal to the income realized in the year of such issuance or payment.

         The foregoing statement is only a summary of certain federal income tax consequences of the Phantom Plan and is based on the Company's understanding of present federal tax laws and regulations.

VOTE REQUIRED

         The vote required to approve this Item 4 is a majority of the Common Stock represented in person or by proxy at the Annual Meeting, provided the total vote cast represents over 50% of the shares entitled to vote. As a holder of Common Stock, MetLife is entitled to vote on this proposal. MetLife beneficially owns and has shared voting power with respect to approximately 58.9% of the Company's outstanding shares. MetLife has informed the Company that it intends to vote for this Item 4; therefore approval of this Item 4 by the shareholders is assured.

RECOMMENDATION OF THE BOARD

         The Board of Directors has approved the proposal regarding the Phantom Plan and recommends that shareholders vote FOR the proposal.

           ITEM 5 - APPROVAL OF AMENDED MANAGEMENT INCENTIVE PLAN

         The fifth item to be acted upon at the Annual Meeting is a proposal to approve the amended Management Incentive Plan (the "Management Incentive Plan"). In 1993, the Board of Directors of the Company first adopted the Management Incentive Plan. The Company's shareholders approved the Management Incentive Plan at the annual meeting of shareholders in May 1996.

         The classes of employees eligible to participate in the Management Incentive Plan are management and other key employees as determined annually by the Compensation Committee (the "Participants"). As of March 2003, approximately 275 employees participated in the Management Incentive Plan. The Management Incentive Plan provides for awards to be granted to Participants in any of the following forms, as determined by the Compensation Committee: cash; Performance Shares, which are issued pursuant to the Executive Performance Share Plan; or stock options, restricted stock or other stock based compensation, each of which are issued pursuant to the Flexible Stock Plan.

         Subject to approval by the Company's shareholders, the Company will amend the Management Incentive Plan by setting a maximum amount of compensation which is payable to any Participant in any year at $2,500,000. Shareholder approval is being sought so that awards pursuant to the Management Incentive Plan will qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code, which limits the amount deductible for non-performance-based compensation paid to the chief executive officer and the four other most highly-compensated executive officers for taxable years beginning after 1993 to $1,000,000. No compensation will be payable for years beginning after 2002 unless the Management Incentive Plan, as amended, and the material terms upon which compensation may be paid under Management Incentive Plan, are approved by the shareholders of the Company.

         The principal features of the Management Incentive Plan, as amended, are described below. This description is subject to and qualified in its entirety by the full text of the Management Incentive Plan, a copy of which is attached as an appendix to this Proxy Statement (filed with the SEC on or about April 10, 2003), and incorporated herein by reference. The Proxy Statement and appendices are available through the Company's website (www.rgare.com) or at the SEC website (www.sec.gov/edgar). You also may obtain a copy of the Management Incentive Plan from RGA upon written request.

General Plan Provisions

         The purpose of the Management Incentive Plan is to motivate superior, focused and prudent performance on the part of key employees for the ultimate benefit of shareholders and employees. Awards are determined and payable annually using an overall three part structure: (1) no awards will be payable in any fiscal year in which earnings per share fall below a specified amount; (2) to assure fiscal soundness and provide solid funding for all awards, a meaningful portion of every Participant's award opportunity is linked to Company and division performance against key financial objectives; and (3) a meaningful portion of a Participant's award is tied to his/her unit's and/or individual performance (unit results will be evaluated using either financial and/or operational measures).

         The Compensation Committee of the Board of Directors has ultimate approval authority for awards under the Management Incentive Plan and will annually monitor and approve participation and opportunity levels, Company goals, the general design and mix of opportunity, total awards and performance goals and their achievement. The Company has an executive committee ("Executive Committee") consisting of approximately 10 senior executives. The Executive Committee recommends all awards under the Management Incentive Plan to the Compensation Committee for approval. The Vice President of Human Resources is the general administrator of the Management Incentive Plan and will maintain records, prepare summary materials for the Executive Committee and ensure the payment of awards net of all applicable withholding.

         Each member of the Compensation Committee must be a "disinterested person" as defined in Rule 16(b)-3 promulgated by the SEC. The Board of Directors has designated a subcommittee of the Compensation Committee consisting solely of individuals who constitute "outside directors" as defined in Section 162(m)(4)(C)(i) of the Internal Revenue Code of 1986, as amended. The subcommittee may perform any of the duties of the Compensation Committee as described in the Management Incentive Plan.

         The maximum annual award that can be granted to any Participant for any calendar year is $2,500,000. Awards are based upon attainment of pre-established goals relating to Company, division, business unit, and individual performance. The Company goals consist of earnings per share and total revenue; the division goals consist of division operating earnings, revenues, and return on capital; and individual and unit goals consist of product development, client development, revenues, earnings as well as, in certain cases, intangible items such as leadership and management skills. To the extent that the attainment of any non-objective goal or the occurrence of any non-objective factor (such as termination of employment, change of position or salary or a major unanticipated and non-recurring financial event) may be considered in the determination of a Participant's award for a year under the terms of the Management Incentive Plan, the Participant will initially be deemed to have earned the maximum award payable based on such goal or factor, but the Committee shall have the authority to reduce such compensation in whole or in part in its sole discretion. No award will be payable unless and until the Committee certifies that the performance goals and any other material terms have been met.

         The performance goals for each Participant and the amount of compensation payable if those goals are met will be established for each plan year by the Committee no later than 90 days after the commencement of the period of service to which the performance goals relate (which will generally be the beginning of the plan year) and while the outcome of whether or not those goals will be achieved is substantially uncertain. However, in no event will such goals be established after 25% of the period of service to which the goals relate has elapsed. Such goals and the compensation payable for each plan year if the goals are achieved, including the portion of such compensation payable in cash, performance shares or otherwise, will be set forth in each Participant's performance grid. Any performance shares, restricted stock or other stock based compensation may be granted under the Executive Performance Share Plan or Flexible Stock Plan, as determined by the Committee.

         The Compensation Committee will have the discretion to reduce the compensation which would otherwise be payable upon the achievement of one or more performance goals in whole or in part to the extent that it deems appropriate.

         The Management Incentive Plan will remain in effect until amended or terminated by the Compensation Committee. Presently, the Compensation Committee intends to maintain the Management Incentive Plan indefinitely, but reserves the right to amend or terminate it at any time if the Committee deems such action to be in the best interests of the Company or its shareholders or employees.

         A Participant who is no longer actively employed by the Company on the date awards are determined and paid to other Participants for any year will forfeit all rights to any award for such year, except in the case of termination due to retirement at or after the age of 55, total disability or death. In such cases, the Compensation Committee will authorize an applicable award, generally on a pro rated basis. The Executive Committee may recommend, and the Compensation Committee may approve of, mid-year changes in participation or participation levels on a case-by-case basis. Such changes may be made to account for the hiring or promotion of an individual, a change in duties where an individual's salary changed by at least 15%, or a demotion of an individual to a position no longer designated for participation. If a Participant's individual performance is deemed by the Executive Committee to be unsatisfactory, the Executive Committee may recommend that such Participant forfeit any award granted under the Management Incentive Plan and the Compensation Committee may approve such recommendation. The Compensation Committee may determine that a Participant who is also a member of the Executive Committee will forfeit such Participant's award, even without such a recommendation from the Executive Committee.

BENEFITS GRANTED UNDER THE MANAGEMENT INCENTIVE PLAN

         The following table shows the maximum incentive awards possible in 2003 pursuant to the Management Incentive Plan, for each of the following individuals and groups:

                                                                                MAXIMUM INCENTIVE
NAME AND POSITION                                                           AWARD POSSIBLE IN 2003 (1)
-----------------                                                           --------------------------
A. Greig Woodring                                                                   $1,008,000
President and Chief Executive Officer

David B. Atkinson                                                                     $494,000
Executive Vice President and COO

Jack B. Lay                                                                           $263,500
Executive Vice President and CFO

Andre St.-Amour                                                                        $27,562
EVP and President, RGA Life Reinsurance Company of Canada

Graham Watson, Executive Vice President and Chief                                     $212,500
Marketing Officer

Executive Officer Group                                                             $2,584,813

Non-Executive Director Group                                                            --

Non-Executive Officer Employee Group                                                $9,205,731

TOTAL                                                                              $11,790,544

-----------------------

(1) Amounts shown represent the maximum payment possible under the Management Incentive Plan, subject to attainment of the performance objectives, as described above; lesser amounts may be earned subject to achievement of certain minimum performance objectives.

FEDERAL INCOME TAX CONSEQUENCES

         Cash Awards. Awards payable in cash are includable in the Participant's gross income when paid and deductible by the Company when paid or accrued.

         Performance Shares, Restricted Stock and Other Stock based Awards. The tax consequences of these types of awards are described in the discussion of "Federal Income Tax Consequences" under Item 2.

         The foregoing statement is only a summary of certain federal income tax consequences of the Management Incentive Plan and is based on the Company's understanding of present federal tax laws and regulations.

VOTE REQUIRED

         The vote required to approve this Item 5 is a majority of the Common Stock represented in person or by proxy at the Annual Meeting, provided the total vote cast represents over 50% of the shares entitled to vote. As a holder of Common Stock, MetLife is entitled to vote on this proposal. MetLife beneficially owns and has shared voting power with respect to approximately 58.9% of the Company's outstanding shares. MetLife has informed the Company that it intends to vote for this Item 5; therefore approval of this Item 5 by the shareholders is assured.

RECOMMENDATION OF THE COMPENSATION COMMITTEE

         The Compensation Committee of the Board of Directors has approved the proposal regarding the Management Incentive Plan and recommends that shareholders vote FOR the proposal.

                                   VOTING

         The affirmative vote of the holders of a majority of the shares of the Company's Common Stock entitled to vote which are present in person or represented by proxy at the 2003 Annual Meeting is required to elect directors under Item 1, to approve Items 2 through 5, and to act on any other matters properly brought before the meeting. Shares represented by proxies which are marked "withhold authority" with respect to the election of any one or more nominees for election as directors and proxies which are marked to deny discretionary authority on other matters will be counted for the purpose of determining the number of shares represented by proxy at the meeting. Such proxies will thus have the same effect as if the shares represented thereby were voted against such nominee or nominees and against such other matters, respectively. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. If no specification is made on a duly executed proxy, the proxy will be voted FOR the election of the directors nominated by the Board of Directors and FOR each of Items 2 through 5, and in the discretion of the persons named as proxies on such other business as may properly come before the meeting.

         As of February 28, 2003, MetLife beneficially owned approximately 58.9% of the shares of RGA Common Stock entitled to vote at the meeting. MetLife has indicated its intention to vote its shares FOR each of the proposals to be voted upon at the meeting, and the vote of MetLife will be sufficient to approve each of those proposals.

         The Company knows of no other matters to come before the meeting. If any other matters properly come before the meeting, the proxies solicited hereby will be voted on such matters in accordance with the judgment of the persons voting such proxies.

                            INDEPENDENT AUDITORS

         Deloitte & Touche LLP ("Deloitte") was the Company's independent auditing firm for the fiscal year ended December 31, 2002, and the Company expects to select this firm again for the year ending December 31, 2003. A representative of Deloitte is expected to be present at the 2003 Annual Meeting to respond to appropriate questions and to make a statement if he or she so desires.

                       PRINCIPAL ACCOUNTING FIRM FEES

         The aggregate fees billed to the Company for the fiscal year ending December 31, 2002 by the Company's principal accounting firm, Deloitte and its affiliates are as follows:

       Audit Fees                                                                       $889,854
       Financial Information Systems Design and Implementation Fees                         --
       All other fees:
                Audit Related Fees                                                      $ 22,500 (1)
                Other Fees                                                              $169,960 (2)
                                                                                        --------
                Total - All other fees                                                  $192,460

(1) Includes fees for attestation services rendered by Deloitte for matters such as audits of employee benefit plans.
(2) Includes fees for all other services rendered by Deloitte, such as consultation related to tax planning and compliance.

                        REPORT OF THE AUDIT COMMITTEE
                          OF THE BOARD OF DIRECTORS

         The Audit Committee hereby reports as follows:

         1. The Audit Committee has reviewed and discussed the audited financial statements with the Company's management.

         2. The Audit Committee has discussed with the independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU 380).

         3. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, and has discussed with those accountants their independence.

         4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors of the Company that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission.

                             THE AUDIT COMMITTEE

                         Stuart Greenbaum, Chairman
                               J. Cliff Eason
                              Alan C. Henderson
                            William A. Peck, M.D.

                            SHAREHOLDER PROPOSALS

         Shareholder proposals submitted under the process prescribed by the Securities and Exchange Commission (in Rule 14a-8 of the Securities Exchange
Act) for presentation at the 2004 Annual Meeting must be received by the Company by December 12, 2003 for inclusion in the Company's proxy statement and proxy relating to that meeting. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies.

         In order for a Shareholder to nominate a candidate for director, under the Company's Restated Articles of Incorporation, timely notice of the nomination must be given to the Company in advance of the meeting. Ordinarily, such notice must be given not less than 60 nor more than 90 days before the meeting (but if the Company gives less than 70 days notice of the meeting, or prior public disclosure of the date of the meeting, then the Shareholder must give such notice within 10 days after notice of the meeting is mailed or other public disclosure of the meeting is made, whichever occurs first). The Shareholder filing the notice of nomination must describe various matters as specified in the Company's Restated Articles of Incorporation, including such information as name, address, occupation, and number of shares held.

         In order for a Shareholder to bring other business before a Shareholder meeting, timely notice must be given to the Company within the time limits described above. Such notice must include a description of the proposed business, the reasons therefore, and other matters specified in the Company's Restated Articles of Incorporation. The Board or the presiding officer at the Annual Meeting may reject any such proposals that are not made in accordance with these procedures or that are not a proper subject for Shareholder action in accordance with applicable law. The foregoing time limits also apply in determining whether notice is timely for purposes of rules adopted by the Securities and Exchange Commission relating to the exercise of discretionary voting authority. These requirements are separate from and in addition to the requirements a Shareholder must meet to have a proposal included in the Company's proxy statement.

         In each case the notice must be given to the Secretary of the Company, whose address is 1370 Timberlake Manor Parkway, Chesterfield, Missouri 63017-6039. Any Shareholder desiring a copy of the Company's Restated Articles of Incorporation or Bylaws will be furnished a copy without charge upon written request to the Secretary.

                       HOUSEHOLDING OF PROXY MATERIALS

         The Securities and Exchange Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for shareholders and cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or if your household currently receives multiple copies and would like to participate in householding in the future, please notify your broker.

                           SECOND AMENDMENT TO THE
                 REINSURANCE GROUP OF AMERICA, INCORPORATED
                             FLEXIBLE STOCK PLAN

               AS AMENDED AND RESTATED EFFECTIVE JULY 1, 1998

         WHEREAS, Reinsurance Group of America, Incorporated (the "Company") established the Reinsurance Group of America, Incorporated Flexible Stock Plan (the "Plan") to enhance the ability of the Company to reward and provide stock based incentives to its key employees; and

         WHEREAS, the Company's shareholders previously approved the Plan and an amendment thereto; and

         WHEREAS, on March 15, 2000, the Board of Directors of the Company approved an amendment to the Plan, subject to shareholder approval, to increase the total number of shares authorized for issuance under the Plan by 1,500,000 shares; and

         WHEREAS, the Company's shareholders approved the amendment on May 24, 2000; and

         WHEREAS, on January 29, 2003, the Compensation Committee of the Board of Directors of the Company approved a second amendment to the Plan, subject to shareholder approval, to increase the total number of shares authorized for issuance under the Plan by 1,500,000 shares.

         NOW, THEREFORE, the Company hereby amends the Plan as follows:

         1. Effective upon the date of approval of this amendment by the Company's shareholders, Section 3.1 of the Plan is amended in its entirety to read as follows:

                  3.1 Number of Shares. The number of Shares which may be
                      ----------------
                  issued or sold or for which Options, SARs or Performance Shares may be granted under the Plan shall be 6,260,077 Shares. Such number of Shares shall increase annually, effective as of the first day of each Fiscal Year, by the number of Shares equal to 5% of the number of Shares allocated to this Plan as of the first day of such Fiscal Year. Such Shares may be authorized but unissued Shares, Shares held in the treasury, or both.

         2. Capitalized terms used herein shall have the same meanings ascribed to them in the Plan.

         IN WITNESS WHEREOF, Reinsurance Group of America, Incorporated hereby adopts the foregoing amendment this 28th day of May, 2003.

                   REINSURANCE GROUP OF AMERICA, INCORPORATED


                   By:________________________________________________________
                      A. Greig Woodring, President and Chief Executive Officer

                 REINSURANCE GROUP OF AMERICA, INCORPORATED

                      FLEXIBLE STOCK PLAN FOR DIRECTORS

                           EFFECTIVE MAY 28, 2003

                             REINSURANCE GROUP OF AMERICA, INCORPORATED
                                 FLEXIBLE STOCK PLAN FOR DIRECTORS

                                         TABLE OF CONTENTS

                                                                                               Page
                                                                                               ----
ARTICLE I - NAME AND PURPOSE
      1.1 Name of Plan                                                                           1
      1.2 Purpose                                                                                1

ARTICLE II - DEFINITIONS OF TERMS AND RULES OF CONSTRUCTION
      2.1 General Definitions                                                                    1
             (a)  Affiliate                                                                      1
             (b)  Agreement                                                                      1
             (c)  Benefit                                                                        1
             (d)  Board                                                                          1
             (e)  Change of Control                                                              1
             (f)  Company                                                                        2
             (g)  Common Stock                                                                   2
             (h)  Date of Grant                                                                  2
             (i)  Disability                                                                     2
             (j)  Exchange Act                                                                   2
             (k)  Fair Market Value                                                              2
             (l)  Malfeasance                                                                    2
             (m)  Non-Employee Director                                                          2
             (n)  Option                                                                         2
             (o)  Parent                                                                         2
             (p)  Participant                                                                    2
             (q)  Performance Unit                                                               3
             (r)  Plan Year                                                                      3
             (s)  Restricted Stock                                                               3
             (t)  Retirement                                                                     3
             (u)  Rule 16b-3                                                                     3
             (v)  SEC                                                                            3
             (w)  Share                                                                          3
             (x)  Stock Based Award                                                              3
             (y)  Subsidiary                                                                     3
      2.2 Other Definitions                                                                      3
      2.3 Conflicts in Plan                                                                      3

ARTICLE III - COMMON STOCK
      3.1 Number of Shares                                                                       4
      3.2 Reusage                                                                                4
      3.3 Adjustments                                                                            4



                                     ii



ARTICLE IV - ADMINISTRATION
      4.1 Board                                                                                  4
      4.2 Authority                                                                              4
      4.3 Disinterested Approval                                                                 5

ARTICLE V - AMENDMENT
      5.1 Power of Board                                                                         5
      5.2 Limitation                                                                             5

ARTICLE VI - TERM, TERMINATION, MODIFICATION AND REPLACEMENT
      6.1 Term                                                                                   5
      6.2 Termination                                                                            5
      6.3 Affect on Benefits                                                                     5
      6.4 Modification of Benefits                                                               6
      6.5 Replacement of Benefits                                                                6

ARTICLE VII - CHANGE OF CONTROL
      7.1 Right of Board                                                                         6

ARTICLE VIII - TERMS AND CONDITIONS OF BENEFITS
      8.1 Grant Evidenced by Agreement                                                           6
      8.2 Provisions of Agreement                                                                6
      8.3 Non-Transferability                                                                    6
      8.4 Fair Market Value                                                                      7
      8.5 Tandem Awards                                                                          7

ARTICLE IX - PAYMENT, DIVIDENDS, DEFERRAL AND WITHHOLDING
      9.1 Payment by Participant                                                                 7
      9.2 Dividend Equivalents                                                                   7
      9.3 Deferral                                                                               7
      9.4 Withholding                                                                            8

ARTICLE X - OPTIONS
      10.1 Authorization                                                                         8
      10.2 Exercise Price                                                                        8
      10.3 Payment of Exercise Price                                                             8

ARTICLE XI - RESTRICTED STOCK
      11.1 Authorization                                                                         8
      11.2 Cost of Restricted Stock                                                              8
      11.3 Non-Transferability                                                                   8


                                    iii



ARTICLE XII - PERFORMANCE UNITS
      12.1 Authorization                                                                         9
      12.2 Number                                                                                9
      12.3 Administration                                                                        9
      12.4 Terms and Conditions                                                                  9
      12.5 Dividends                                                                             10
      12.6 Payment                                                                               10

ARTICLE XIII - OTHER BENEFITS
      13.1 Other Stock Based Awards                                                              10
      13.2 Other Benefits                                                                        10

ARTICLE XIV - MISCELLANEOUS PROVISIONS
      14.1 Underscored References                                                                10
      14.2 Number and Gender                                                                     10
      14.3 Governing Law                                                                         10
      14.4 Purchase for Investment                                                               11
      14.5 No Effect on Other Benefits                                                           11

                      FLEXIBLE STOCK PLAN FOR DIRECTORS
                                     OF
                 REINSURANCE GROUP OF AMERICA, INCORPORATED

                                  ARTICLE I
                                  ---------

                              NAME AND PURPOSE
                              ----------------

        1.1 Name. The name of this plan shall be the Flexible Stock Plan for
            ----
Directors of Reinsurance Group of America, Incorporated (the "Plan").

        1.2 Purpose. The purpose of the Plan is to encourage the highest
            -------
level of director performance by members of the Board of Directors of Reinsurance Group of America, Incorporated by providing certain outside directors with directors' compensation based in part on the value of the Company's stock.

                                 ARTICLE II
                                 ----------

               DEFINITIONS OF TERMS AND RULES OF CONSTRUCTION
               ----------------------------------------------

        2.1 General Definitions. The following words and phrases, when used
            -------------------
in the Plan, unless otherwise specifically defined or unless the context clearly otherwise requires, shall have the following respective meanings:

        (a) Affiliate. A Parent or Subsidiary of the Company or a Subsidiary
            ---------
of a Parent.

        (b) Agreement. A document which evidences the grant of any Benefit
            ---------
under the Plan and which sets forth the Benefit and the terms, conditions and provisions of, and restrictions relating to, such Benefit.

        (c) Benefit. Any benefit granted to a Participant under the Plan.
            -------

        (d) Board. The Board of Directors of the Company.
            -----

        (e) Change of Control. The acquisition, without the approval of the
            -----------------
Board, by any person or entity, other than the Company or a Related Entity, of more than 20% of the outstanding Shares through a tender offer, exchange offer or otherwise; the liquidation or dissolution of the Company following a sale or other disposition of all or substantially all of its assets; a merger or consolidation involving the Company which results in the Company not being the surviving parent corporation; or any time during any two-year period in which individuals who constituted the Board at the start of such period (or whose election was approved by at least two-thirds of the then members of the Board who were members at the start of the two-year period) do not constitute at least 50% of the Board for any reason. A Related Entity is the Parent, a Subsidiary or any employee benefit plan (including a trust forming a part of such a plan) maintained by the Parent, the Company or a Subsidiary.

        (f) Company. Reinsurance Group of America, Incorporated.
            -------

        (g) Common Stock. The Company's common stock, par value $.01 per
            ------------
share.

        (h) Date of Grant. The date on which a Benefit is granted under the
            -------------
Plan, which shall be no later than the date on which the Board approves such Benefit. If the Board approves the award of any Benefit that is to be granted on a future date or upon the occurrence of a future event (such as a Board meeting), the Date of Grant of such Benefit shall be such future date or the date on which such event occurs.

        (i) Disability. A physical or mental condition arising on or after
            ----------
the effective date of the Plan which, in the opinion of a qualified doctor of medicine chosen by the Company, permanently prevents a Participant from carrying out his or her duties as a member of the Board.

        (j) Exchange Act. The Securities Exchange Act of 1934, as amended.
            ------------

        (k) Fair Market Value. The closing price of a Share on the New York
            -----------------
Stock Exchange on a given date, or, in the absence of sales on such date, the closing price on the New York Stock Exchange on the last day on which a sale occurred prior to such date.

        (l) Malfeasance. (1) Conduct, act or omissions which are contrary to
            -----------
a Participant's duties as a member of the Board, which are inimicable or in any way contrary to the best interests of the Company or any of its Affiliates or which permit removal of a Participant from the Board for cause as provided in the Company's ByLaws or (2) employment of a Participant by or association of a Participant with an organization which competes with the business of the Company or any of its Affiliates.

        (m) Option. An option to purchase Shares granted under the Plan.
            ------

        (n) Non-Employee Director. A member of the Board who is not an
            ---------------------
officer or employee of the Company or any of its Affiliates.

        (o) Parent. Any corporation (other than the Company or a Subsidiary)
            ------
in an unbroken chain of corporations ending with the Company, if, at the time of the grant of an Option or other Benefit, each of the corporations (other than the Company or a Subsidiary) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. The Company's present Parent is General American Life Insurance Company.

        (p) Participant. An individual who is granted a Benefit under the
            -----------
Plan. Benefits may be granted only to persons who are Non-Employee Directors at the time of grant.

        (q) Performance Unit. A hypothetical Share of Common Stock allocated
            ----------------
to a Participant on the Company's records based on the Fair Market Value of the Common Stock as of the Date of Grant. One Performance Unit entitles the individual to whom it is granted to receive one Share or cash equal to the Fair Market Value of one Share at a future date in accordance with the terms of such grant.

        (r) Plan Year. The taxable year of the Company, which is currently
            ---------
the calendar year.

        (s) Restricted Stock. Shares of Common Stock that are subject to
            ----------------
forfeiture until provided otherwise in the applicable Agreement or the Plan or as legended on the certificate representing such Shares.

        (t) Retirement. Retirement of a Participant as a member of the
            ----------
Board, other than for failure to be renominated or reelected due to Malfeasance.

        (u) Rule 16b-3. Rule 16b-3 promulgated by the SEC under the Exchange
            ----------
Act, as amended, or any successor rule in effect from time to time.

        (v) SEC. The Securities and Exchange Commission.
            ---

        (w) Share. A share of Common Stock.
            -----

        (x) Stock Based Award. An award of Common Stock (including
            -----------------
Restricted Stock), Options, Performance Units, or other Benefit granted under ARTICLE XIII that is valued in whole or in part by reference to, or is otherwise based on, Common Stock.

        (y) Subsidiary. A Subsidiary of an entity is any corporation, other
            ----------
than the entity, in an unbroken chain of corporations beginning with the entity if, on the Date of Grant of a Benefit, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        2.2 Other Definitions. In addition to the above definitions, certain
            -----------------
words and phrases used in the Plan and any Agreement may be defined in other portions of the Plan or in such Agreement.

        2.3 Conflicts in Plan. In the case of any conflict in the terms of
            -----------------
the Plan relating to a Benefit, the provisions in the ARTICLE of the Plan which specifically grants such Benefit shall control those in a different ARTICLE.

                                 ARTICLE III
                                 -----------

                                COMMON STOCK
                                ------------

        3.1 Number of Shares. The number of Shares which may be issued or
            ----------------
sold or for other Stock Based Awards may be granted under the Plan shall be 212,500 Shares. Such Shares must be Shares held in the treasury of the Company.

        3.2 Reusage. If an Option expires or is terminated, surrendered, or
            -------
canceled without having been fully exercised, if Restricted Shares or Performance Units are forfeited, or if any other grant results in any Shares not being issued, the Shares covered by such Option, grant of Restricted Shares, Performance Units or other grant, as the case may be, shall again be available for use under the Plan.

        3.3 Adjustments. If there is any change in the Common Stock of the
            -----------
Company by reason of any stock dividend, spin-off, split-up, spin-out, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, the number, kind and class of shares available for Stock Based Awards and Shares subject to outstanding Stock Based Awards, and the price thereof, as applicable, shall be appropriately adjusted by the Board.

                                 ARTICLE IV
                                 ----------

                               ADMINISTRATION
                               --------------

        4.1 Board. The Plan shall be administered by the Board. All
            -----
determinations of the Board, in its sole discretion, shall be conclusive.

        4.2 Authority. Subject to the terms of the Plan, and in particular
            ---------
Section 4.3, the Board shall have the sole discretionary authority to:

        (a) determine the individuals to whom Benefits are granted, the type and amounts of Benefits to be granted and the time of all such grants;

        (b) determine the terms, conditions and provisions of, and restrictions relating to, each Benefit granted;

        (c)     interpret and construe the Plan and all Agreements;

        (d) prescribe, amend and rescind rules and regulations relating to the Plan;

        (e)     determine the content and form of all Agreements;

        (f)     determine all questions relating to Benefits under the Plan;

        (g)     maintain accounts, records and ledgers relating to Benefits;

        (h)     maintain records concerning its decisions and proceedings;

        (i) employ agents, attorneys, accountants or other persons for such purposes as the Board considers necessary or desirable;

        (j) take, at any time, any action permitted by Section 7.1 irrespective of whether any Change of Control has occurred or is imminent; and

        (k) do and perform all acts which it may deem necessary or appropriate for the administration of the Plan and to carry out the purposes of the Plan.

In exercising such authority, the Board may obtain such advice or assistance as it deems appropriate from persons not serving on the Board.

        4.3 Disinterested Approval. No Board member shall participate in any
            ----------------------
decision regarding an award to such member under the Plan or which otherwise involves a determination of such member's personal rights or obligations under the Plan.

                                  ARTICLE V
                                  ---------

                                  AMENDMENT
                                  ---------

        5.1 Power of Board. Except as hereinafter provided and subject to
            --------------
Section 5.2, the Board shall have the sole right and power to amend the Plan at any time and from time to time.

        5.2 Limitation. The Board may not amend the Plan (i) without
            ----------
approval of the shareholders of the Company in a manner that would permit Shares other than treasury Shares to be issued under the Plan, if shareholder approval would be required for such an amendment under New York Stock Exchange rules, or (ii) in a manner that would violate applicable law.

                                 ARTICLE VI
                                 ----------

               TERM, TERMINATION, MODIFICATION AND REPLACEMENT
               -----------------------------------------------

        6.1 Term. The Plan shall commence as of January 1, 1997 and, subject
            ----
to the terms of the Plan, including those limiting the period over which any Benefits may be granted, shall continue in full force and effect until terminated.

        6.2 Termination. The Plan may be terminated at any time by the
            -----------
Board.

        6.3 Affect on Benefits. Subject to the provisions of Section 6.4,
            ------------------
the amendment or termination of the Plan shall not adversely affect a Participant's right to any Benefit granted prior to such amendment or termination.

        6.4 Modification of Benefits. Any Benefit granted may be converted,
            ------------------------
modified, forfeited or canceled, in whole or in part, by the Board if and to the extent permitted in the Plan or applicable Agreement or with the consent of the Participant to whom such Benefit was granted.

        6.5 Replacement of Benefits. The Board may permit a Participant to
            -----------------------
elect to surrender a Benefit in exchange for a new Benefit.

                                 ARTICLE VII
                                 -----------

                              CHANGE OF CONTROL
                              -----------------

        7.1 Right of Board. In order to maintain a Participant's rights in
            --------------
the event of a Change in Control, the Board, in its sole discretion, may, in any Agreement evidencing a Benefit, or at any time prior to, simultaneously with or after a Change in Control, provide such protection as it may deem necessary.

                                ARTICLE VIII
                                ------------

                      TERMS AND CONDITIONS OF BENEFITS
                      --------------------------------

        8.1 Grant Evidenced by Agreement. The grant of any Benefit under the
            ----------------------------
Plan may be evidenced by an Agreement that describes the specific Benefit granted and the terms and conditions of the Benefit. The granting of any Benefit shall be subject to, and conditioned upon, the recipient's execution of any Agreement required by the Board. Except as otherwise provided in an Agreement, all capitalized terms used in the Agreement shall have the same meaning as in the Plan, and the Agreement shall be subject to all of the terms of the Plan.

        8.2 Provisions of Agreement. Each Agreement shall contain such
            -----------------------
provisions that the Board shall determine to be necessary, desirable and appropriate for the Benefit granted which may include, but not be limited to, the following with respect to any Benefit: description of the type of Benefit; the Benefit's duration; its transferability; if an Option, the exercise price, the exercise period and the person or persons who may exercise the Option; the effect upon such Benefit of the Participant's death or termination of employment; the Benefit's conditions; when, if, and how any Benefit may be forfeited, converted into another Benefit, modified, exchanged for another Benefit, replaced or transferred; and the restrictions on any Shares purchased or granted under the Plan.

        8.3 Non-Transferability. Except as otherwise expressly provided in
            -------------------
an Agreement, any Benefit granted to an individual who is subject to Section 16 of the Exchange Act shall be not transferable other than by will or the laws of descent and distribution and shall be exercisable during his lifetime only by him, his guardian or his legal representative.

        8.4 Fair Market Value. If the number of any Stock Based Awards to be
            -----------------
granted is determined based on the value of the Common Stock, such number shall be determined using a value not less than the Fair Market Value of a Share as of the Date of Grant, and the per share exercise price of any Option awarded under the Plan shall be not less than the Fair Market Value of a Share as of the Date of Grant.

        8.5 Tandem Awards. Awards may be granted by the Board in tandem.
            -------------

                                 ARTICLE IX
                                 ----------

                PAYMENT, DIVIDENDS, DEFERRAL AND WITHHOLDING
                --------------------------------------------

        9.1 Payment by Participant. Upon the exercise of an Option or in the
            -----------------------
case of any other Benefit that requires a payment to the Company, the amount due the Company is to be paid:

        (a)     in cash;

        (b) by the tender to the Company of Shares owned by the optionee and registered in his name having a Fair Market Value equal to the amount due to the Company;

        (c) in other property, rights and credits, including the Participant's promissory note if permitted under applicable law; or

        (d)     by any combination of the payment methods specified in (a),
                (b) and (c) above.

Notwithstanding, the foregoing, any method of payment other than (a) may be used only with the consent of the Board or if and to the extent so provided in an Agreement or the terms of an award. The proceeds of the sale of Common Stock purchased pursuant to an Option and any payment to the Company for other Benefits shall be added to the general funds of the Company or to the Shares held in treasury, as the case may be, and used for the corporate purposes of the Company as the Board shall determine.

        9.2 Dividend Equivalents. Grants of Stock based Awards may include
            ---------------------
dividend equivalent payments or dividend credit rights.

        9.3 Deferral. Unless otherwise specified by the Board, a Participant
            --------
may elect, with respect to any Plan Year, to receive a grant of Performance Units in lieu of another Stock Based Award by making and filing with the Board a written irrevocable election prior to the beginning of such Plan Year (or, in the case of a person who becomes a Participant after the beginning of a Plan Year, within 30 calendar days after becoming a Participant).

        9.4 Withholding. The Company, at the time anv distribution is made
            -----------
under the Plan, whether in cash or in Shares, may withhold from such distribution any amount necessary to satisfy any federal, state and local income tax withholding requirements with respect to such distribution. Such withholding may be in cash or in Shares.

                                  ARTICLE X
                                  ---------

                                   OPTIONS
                                   -------

        10.1 Authorization. The Board may grant Options upon such terms and
             -------------
conditions as the Board may determine. Each Option shall be evidenced by an Agreement.

        10.2 Exercise Price. The per share exercise price of any Option
             --------------
awarded under the Plan shall be not less than the Fair Market Value of a Share of Common Stock as of the Date of Grant.

        10.3 Payment of Exercise Price. The payment of the exercise price
             -------------------------
for Shares under an Option shall be made in accordance with Section 9.1.

                                 ARTICLE XI
                                 ----------

                              RESTRICTED STOCK
                              ----------------

        11.1 Authorization. The Board may grant Benefits as Restricted
             -------------
Stock. Shares of Restricted Stock shall be issued and delivered at the time of the grant. Each certificate representing Shares of Restricted Stock shall bear a legend referring to the Plan and the risk of forfeiture of the Shares and stating that such Shares are nontransferable until all restrictions have been satisfied and the legend has been removed. The grantee shall be entitled to full voting and dividend rights with respect to all shares of Restricted Stock from the Date of Grant.

        11.2 Cost of Restricted Stock. Grants of Shares of Restricted Stock
             ------------------------
shall be made at a per Share cost to the Participant of not less than the par value.

        11.3 Non-Transferability. Shares of Restricted Stock shall not be
             -------------------
transferable until after the removal of the legend with respect to such Shares.

                                 ARTICLE XII
                                 -----------

                              PERFORMANCE UNITS
                              -----------------

        12.1 Authorization. The Board may grant Performance Units. Partial
             -------------
Performance Units shall be allowed.


        12.2 Number. Unless otherwise approved by the Board or as set forth
             ------
in an Agreement, the number of Performance Units granted in lieu of the payment of a director's meeting fee or retainer shall equal the number of Shares of Common Stock determined by dividing the amount of the applicable meeting fee or retainer by the Fair Market Value of a Share on the Date of Grant, rounding up to the nearest whole Share.

        12.3 Administration. Any Performance Shares granted to a Participant
             --------------
shall be credited to a Performance Unit Account (the "Account") established and maintained for such Participant. A Participant's Account shall be the record of Performance Units granted to the Participant under the Plan, is solely for accounting and recordkeeping purposes and shall not require a segregation of any Company assets or the setting aside for registering in the name of a Participant any Common Stock. The Performance Units shall be allocated to a Participant's Account by the Board on the business day following the Date of Grant of such Performance Units. Each allocation of Performance Units under the Plan to a participant under the Plan and the number and value of such Performance Units as of the date of allocation shall be communicated by the Board in writing to the participant within thirty (30) days after the date of allocation.

        12.4 Terms and Conditions. Unless otherwise approved by the Board or
             --------------------
as set forth in an Agreement, the grant of Performance Units shall be subject to the following terms and conditions:

(a) With respect to any Performance Unit, the "Restricted Period" shall be the period of ten (10) years from the last day of the Plan Year in which such Performance Unit is granted or the Retirement of the Participant, whichever occurs first.

(b) The Participant shall have no rights and privileges of a shareholder as to such Performance Units. Accordingly, the Participant shall have no right to receive dividends actually paid or distributed at the time declared and no right to vote on account of any allocation of Performance Units to his or her Account. In addition, no interest in the Performance Units or any Account may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of at any time.

(c) (i) If a Participant ceases to be a member of the Board prior to the end of the Restricted Period for any reason other than Malfeasance, all rights with respect to Performance Units in a Participant's Account shall immediately vest in the Participant's beneficiary in the case of death, such Participant's estate in the case of Disability if there is no attorney-in-fact, or the Participant, as the case may be.

        (ii) If a Participant shall be determined, in the sole judgment of the Board, to be guilty of Malfeasance, such Participant shall forfeit all rights to the Performance Units.

        12.5 Dividends. The Company shall not credit a Participant's Account
             ---------
for any amount equal or equivalent to dividends payable in cash or property to holders of the Company's outstanding shares.

        12.6 Payment. At the end of the Restricted Period with respect to a
             -------
Performance Unit, the Participant shall be entitled to receive from the Company, with respect to each Performance Unit, (i) cash equal to the Fair Market Value of a Share at that time, or (ii) one Share; provided that unless otherwise approved by the Board, a Performance Unit representing a partial Share shall be paid only in cash. Payment will be made within ninety
(90) days after the end of the Restricted Period. A Participant will not be entitled to receive any earnings on the value of his or her Performance Units with respect to the period between the end of the Restricted Period and the receipt of payment under the Plan.

                                ARTICLE XIII
                                ------------

                               OTHER BENEFITS
                               --------------

        13.1 Other Stock Based Awards. The Board shall have the right to
             ------------------------
grant other Stock Based Awards which may include, without limitation, the grant of Shares based on certain conditions, the payment of cash based on the performance of the Common Stock, and the grant of securities convertible into Shares.

        13.2 Other Benefits. The Board shall have the right to provide types
             --------------
of Benefits under the Plan in addition to those specifically listed, if the Board believes that such Benefits would further the purposes for which the Plan was established.

                                 ARTICLE XIV
                                 -----------

                          MISCELLANEOUS PROVISIONS
                          ------------------------

        14.1 Underscored References. The underscored references contained in
             ----------------------
the Plan are included only for convenience, and they shall not be construed as a part of the Plan or in any respect affecting or modifying its provisions.

        14.2 Number and Gender. The masculine and neuter, wherever used in
             -----------------
the Plan, shall refer to either the masculine, neuter or feminine; and, unless the context otherwise requires, the singular shall include the plural and the plural the singular.

        14.3 Governing Law. This Plan shall be construed and administered in
             -------------
accordance with the laws of the State of Missouri.

        14.4 Purchase for Investment. The Board may require each person
             -----------------------
purchasing Shares pursuant to an Option or other award under the Plan to represent to and agree with the Company in writing that such person is acquiring the Shares for investment and without a view to distribution or resale. The certificates for such Shares may include any legend which the Board deems appropriate to reflect any restrictions on transfer. All certificates for Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Board may deem advisable under all applicable laws, rules and regulations, and the Board may cause a legend or legends to be put on any such certificates to make appropriate references to such restrictions.

        14.5 No Effect on Other Benefits. The receipt of Benefits under the
             ---------------------------
Plan shall have no effect on any benefits to which a Participant may be entitled from the Company, under another plan or otherwise (including any benefits awarded under the Company's Phantom Stock Plan for Directors), or preclude a Participant from receiving any such benefits.

                           PHANTOM STOCK PLAN FOR

                                DIRECTORS OF

                 REINSURANCE GROUP OF AMERICA, INCORPORATED

                           AS AMENDED AND RESTATED

                          EFFECTIVE JANUARY 1, 2003



        1.        PURPOSE

                  The purpose of the Phantom Stock Plan for Directors of Reinsurance Group of America, Incorporated (the "Plan") is to encourage the highest level of director performance by members of the Board of Directors of Reinsurance Group of America, Incorporated (the "Corporation"), by providing certain outside directors with deferred compensation based on the Corporation's success and progress.

        2.        DEFINITIONS

                  As used in this Plan, the following terms have the definitions set forth below.

                  (a) "Affiliate" means a Parent or Subsidiary of the Corporation or a Subsidiary of a Parent.

                  (b) "Board" shall mean the Board of Directors of the Corporation.

                  (c) "Common Stock" means the Corporation's common stock, par value of $0.01 per share.

                  (d) "Director" means a duly elected and acting member of the Board who receives Director's Fees from the Corporation for his or her services as a member of the Board and who is not an officer or employee of the Company or any of its Affiliates.

                  (e) "Director's Fees" means the following, whether payable in cash or Common Stock:

                           1.       Annual Board retainer fees.

                           2.       Board meeting attendance fees.

                           3.       Committee meeting attendance fees.

                           4.       Committee chairman fees.

                           5. Telephonic Board and telephonic Committee meeting fees.

                  (f) "Disability" means a physical or mental condition arising on or after January 1, 2003, which, in the opinion of a qualified doctor of medicine chosen by the Corporation, permanently prevents a Director from carrying out his or her duties as a member of the Board.

                  (g) "Fair Market Value" means the closing price of a share of Common Stock on the New York Stock Exchange ("NYSE") on a given date, or in the absence of market transactions on such date, the closing price on the NYSE on the last day on which a sale occurred prior to such date.

                  (h) "Malfeasance" means (1) conduct, acts or omissions which are contrary to a Participant's duties as a Director, which are inimicable or in any way contrary to the best interests of the Corporation or any of its Affiliates or which permit removal of a Director for cause as provided in the Corporation's By-Laws, or (2) employment of a Participant by or association of a Participant with an organization which competes with the business of the Corporation or any of its Affiliates.

                  (i) "Parent" means any corporation (other than the Corporation or a Subsidiary) in an unbroken chain of corporations ending with the Company, if, at the time Director's Fees are earned, each of the corporations (other than the Corporation or a Subsidiary) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  (j) "Participant" means a Director who has satisfied the eligibility requirements of Section 4 and who has not ceased to be a Director.

                  (k) "Performance Unit" means a hypothetical share of Common Stock allocated to a Participant on the Corporation's records based on the Fair Market Value of the Common Stock at the time of the grant.

                  (l)      "Plan Year" means the calendar year.

                  (m) "Restricted Period" means a period of ten (10) years from the last day of the Plan Year in which a Performance Unit is granted or, if earlier, the date of the Retirement of a Participant.

                  (n) "Retirement" means retirement of a Participant as a Director, other than for failure to be renominated or reelected due to Malfeasance.

                  (o) "Subsidiary" means, with respect to an entity, any corporation, other than the entity, in an unbroken chain of corporations beginning with the entity if, at the time Director's Fees are earned, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         3.       ADMINISTRATION

                  The Board shall administer the Plan. Questions involving eligibility, benefits or the interpretation or operation of the Plan shall be referred to the Board. All determinations of the Board, in its sole discretion, shall be conclusive. The Board may obtain such advice or assistance as it deems appropriate from persons not serving on the Board. No Board member shall participate in any decision that involves a determination of his or her personal rights or obligations under this Plan.

         4.       ELIGIBILITY

                  Each Director who is a Participant on January 1, 2003 shall continue to be a Participant as of such date. Each individual who becomes a Director on or after January 1, 2003 shall be eligible to participate as of the beginning of the next Plan Year. Each eligible Director is hereinafter referred to as a "Participant."

         5.       NUMBER OF PERFORMANCE UNITS

                  The total number of Performance Units that may be granted under this Plan shall not exceed one hundred thousand (100,000).

         6.       ELECTION TO RECEIVE PERFORMANCE UNITS

                  With respect to each Plan Year, a Participant shall be eligible to receive a grant of Performance Units in lieu of his or her Director's Fees by making and filing with the Board a written irrevocable election prior to the first day of such Plan Year.

         7.       PERFORMANCE UNITS

                  If a Participant elects to receive Performance Units as provided in Section 6, Performance Units granted to such Participant shall be credited to a Performance Unit Account (the "Account") established and maintained for such Participant. The Performance Units shall be allocated to a Participant's Account annually on the day of the first regular Board meeting of each year, unless the Board approves a different allocation date. The number of Performance Units shall equal the number of full shares of Common Stock that the amount of Director's Fees would have purchased at Fair Market Value on the allocation date. Partial Performance Units will not be allocated, and standard rounding will be applied to determine the number of full Performance Units. The Account of a Participant shall be the record of Performance Units granted to him or her under the Plan, is solely for accounting and record keeping purposes and shall not require a segregation of any Corporation assets or setting aside for or registering in the name of a Participant any Common Stock. In addition, the existence of such record and the Account shall not be deemed to create a trust of any kind or a fiduciary relationship between the Corporation and a Participant or his or her beneficiary. Each allocation of Performance Units under the Plan to a Participant and the number and value of such Performance Units as of the date of allocation shall be communicated annually to the Participant.

         8.       GRANTS, RESTRICTIONS AND PAYMENTS

                  (a) General. Subject to the provisions of Section 8(c), the restrictions set forth in Section 8(b) shall apply to each Performance Unit during the Restricted Period.

                  (b) Restrictions. The Participant shall have no rights and privileges of a shareholder as to such Performance Units. Accordingly, the Participant shall have no right to receive dividends actually paid or distributed at the time declared and no right to vote on account of any allocation of Performance Units to his or her Account. In addition, no interest in the Performance Units or any Account may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of at any time.

                  (c)      Termination of Directorship.

                           (i) If a Participant ceases to be a Director prior to the end of the Restricted Period for any reason other than Malfeasance, all rights with respect to Performance Units in a Participant's Account shall immediately vest in the Participant's beneficiary in the event of death, his or her estate in the case of Disability if there is no attorney-in-fact, or the Participant, as the case may be.

                           (ii) If a Participant shall be determined, in the sole judgment and discretion of the Board, to be guilty of Malfeasance, he or she shall forfeit all rights to the Performance Units.

                  (d)      Payment for Performance Units.

                           (i) At the end of the Restricted Period with respect to a Performance Unit, the Participant shall be entitled to receive from the Corporation, with respect to each Performance Unit, (A) cash equal to the Fair Market Value of a share of Common Stock at that time or (B) one share of Common Stock in lieu of cash. The Board shall have the sole discretion to determine whether such distribution shall be in cash or in stock.
                                    Distribution will be made within ninety
                                    (90) days after the end of the
                                    Restricted Period. A Participant will
                                    not be entitled to receive any earnings
                                    on the value of his or her Performance
                                    Units with respect to the period between the end of the Restricted Period and the distribution under the Plan.

                           (ii) Notwithstanding Section 8(d)(i), in the event that the benefits to a Participant under this Plan are taxable for Federal income tax purposes to the Participant at a time other than the time the Participant actually receives such benefits, the Corporation shall immediately pay to such Participant the amounts so determined to be taxable and the Corporation's obligations under the Plan to such Participant shall be reduced by a corresponding amount.

                           (iii) Notwithstanding any contrary provision, if, at such time as the Participant becomes entitled to benefit payments hereunder, the Participant has any debt, obligation or other liability representing an amount owing to the Corporation or an affiliate of the Corporation, and if such debt, obligation or other liability is due and owing at the time benefit payments are payable hereunder, the Corporation may offset the amount due and owing it or an affiliate against the amount of benefits otherwise distributable hereunder.

         9.       REGULATORY COMPLIANCE AND LISTING

                  If the Board decides to deliver Common Stock in lieu of cash under Section 8, the issuance or delivery of any Common Stock may be postponed by the Corporation for such period as may be required to comply with any applicable requirements under the Federal securities laws, any applicable listing requirements of any national securities exchange and requirements under any other law or regulation applicable to the issuance or delivery of such shares, and the Corporation shall not be obligated to issue, purchase or deliver any Common Stock if the issuance, purchase or delivery of such shares shall constitute a violation of any provision of any law or of any regulation of any governmental authority or any national securities exchange. As a condition to receipt of Common Stock, the Participant shall execute such agreements and other documents as the Corporation may reasonably request for securities law purposes.

         10.      ADJUSTMENTS

                  In the event of any change in the outstanding shares of Common Stock by reason of a recapitalization, reclassification, reorganization, stock split, reverse stock split, combination of shares, stock dividend or similar transaction, the Board shall proportionately adjust, in an equitable manner, the number of Performance Units held by a Participant under the Plan. The foregoing adjustment shall be made in a manner that will cause the relationship between aggregate appreciation in outstanding Common Stock and earnings per share of the Corporation and the increase in value of each Performance Unit granted hereunder to remain unchanged as a result of the applicable transaction.

         11.      TERMINATION OR AMENDMENT OF PLAN

                  The Board may at any time terminate the Plan and may from time to time alter or amend the Plan or any part thereof (including any amendment deemed necessary to ensure that the Corporation may comply with any regulatory requirement referred to in Section 9), provided that, (a) unless otherwise required by law, the rights of a Participant with respect to Performance Units granted prior to such termination, alteration or amendment may not be impaired without the consent of such Participant and, further, that (b) to the extent the approval of the Corporation's shareholders is required under applicable laws or regulations with respect to such alteration or amendment, such approval of the Corporation's shareholders is appropriately obtained.

         12.      MISCELLANEOUS

                  (a) Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any Director for reelection by the Corporation's shareholders.

                  (b) Neither the adoption of this Plan by the Board nor the submission of the Plan to the Corporation's shareholders for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other additional incentive or other compensation arrangements as the Board may deem necessary or desirable.

                  (c) The Corporation shall have the right to (i) deduct from all amounts paid pursuant to the Plan any taxes required by law to be withheld with respect to such amounts, and (ii) require, within three (3) months after issuance or delivery of any Common Stock, payment by the Participant of any taxes required by law with respect to the issuance or delivery of such shares.

                  (d) The shares of any Common Stock delivered under the Plan may be either authorized but unissued shares or shares which have been or may be reacquired by the Corporation, as determined from time to time by the Board.

                  (e) All costs and expenses incurred in the operation and administration of this Plan will be borne by the Corporation.

                  (f) No rights, interests, or benefits under this Plan may be assigned, transferred, pledged, or hypothecated in any way. Such rights, interests or benefits shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, or hypothecation, or other disposition of such rights, interests, or benefits contrary to the preceding provisions, or the levy of any attachment or similar process thereupon, shall be null and void and without effect.

                  (g) This Plan shall be binding upon and inure to the benefit of the successors and assigns of the Corporation, whether by way of merger, consolidation, operation of law, assignment, purchase or other acquisition of substantially all of the assets or business of the Corporation and any such successor or assign shall absolutely and unconditionally assume all of the Corporation's obligations hereunder.

                  (h) The Plan will be governed by the laws of the State of Missouri.

                  (i) The payments to a Participant or his or her beneficiary hereunder shall be made from assets which shall continue, for all purposes, to be part of the general, unrestricted assets of the Corporation. No person shall have any interest in any such assets by virtue of the provisions of the Plan. The Corporation's obligation hereunder shall be an unfunded and unsecured promise to pay money in the future. To the extent that any person acquires a right to receive payments from the Corporation under the provisions hereof, such right shall be no greater than the right of any unsecured general creditor of the Corporation. No such person shall have nor acquire any legal or equitable right, interest or claim in or to any property or assets of the Corporation.

         13.      EFFECTIVE DATE

                  The restated Plan shall become effective as of January 1, 2003, or such later date as the Board may determine, provided that the restated Plan shall not become effective until the Corporation's shareholders shall have adopted the Plan at a meeting of the Corporation's shareholders.

         IN WITNESS WHEREOF, the Corporation has executed this Plan on the date and year first above-written.

                   REINSURANCE GROUP OF AMERICA, INCORPORATED



                   By________________________________________________________
                     A. Greig Woodring, President and Chief Executive Officer

ATTEST:



-----------------------------------
James E. Sherman, Secretary

                 REINSURANCE GROUP OF AMERICA, INCORPORATED

                          MANAGEMENT INCENTIVE PLAN

              AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2003

GENERAL PLAN PURPOSE AND STRUCTURE

The purpose of the Management Incentive Plan ("MIP") is to motivate superior, focused, and prudent performance on the part of key associates for the ultimate benefit of shareholders and associates. Awards shall be determined and payable annually during the lifetime of MIP using the following overall three-part structure:

1.       Trigger: To protect shareholders, no awards of any kind will be
         -------
         payable for any fiscal year in which earnings per share falls below a specified amount.

2.       Key Financial Goals and Awards: To assure fiscal soundness and
         ------------------------------
         provide solid funding for all awards, a meaningful portion of every Participant's MIP award opportunity shall be linked to Company performance against key financial objectives. Company goals shall mean designated performance objectives for the Company on a consolidated basis.

3.       Subsidiary/Division and Unit/Individual Goals and Awards: A
         --------------------------------------------------------
         meaningful portion of a Participant's MIP award will be tied to the performance of his or her subsidiary or division as well as his or her unit's and/or individual performance.

Awards under MIP are intended to qualify as "other performance based compensation" under Section 162(m)(4)(c) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder. MIP shall be interpreted and construed in a manner consistent with such purpose.

DEFINITIONS

The following words and phrases, when used below, unless the context clearly otherwise requires, shall have the following respective meanings:

         a.       Company. Reinsurance Group of America, Incorporated and
                  -------
                  its direct and indirect subsidiaries.

         b.       Compensation. An award to which a Participant is entitled
                  ------------
                  under MIP.

         c.       Participant. An eligible associate of Reinsurance Group of
                  -----------
                  America, Incorporated or one of its direct or indirect subsidiaries who is designated by the Compensation Committee, pursuant to the paragraph entitled
                  "Participation" below, as a participant in MIP.

         d.       Performance Based Compensation. Compensation that is
                  ------------------------------
                  computed based upon the attainment of one or more pre-established, objective Performance Goals. In order for Compensation to be Performance Based Compensation, a third party, having knowledge of the relevant facts must be able to determine whether the goals have been achieved and the amount of Compensation payable because of such achievement.

         e.       Performance Goal. A business criterion that applies to a
                  ----------------
                  Participant, the Company or a particular subsidiary, division or unit of the Company.

         f.       Performance Grid. The worksheet on which the Performance
                  ----------------
                  Goals for each Participant and the potential amount of Performance Based Compensation is set forth for each Plan Year.

         g.       Salary. A Participant's base salary as of the later of
                  ------
                  October 1 of each Plan Year or the date he or she becomes a Participant.

         h.       Plan Year. The year on which MIP is operated, which is
                  ---------
                  presently the calendar year.


PLAN ADMINISTRATION

Administration of MIP is divided as follows:

1. The Compensation Committee of the Board of Directors of Reinsurance Group of America, Incorporated (the "Compensation Committee") has ultimate approval authority for each award made under MIP and shall annually monitor and approve:

                  *      Participation and opportunity levels
                  *      Company goals
                  *      General design and mix of opportunity
                  *      Total plan awards
                  *      Performance Goals and their achievement

         Each member of the Compensation Committee must be a "Non-Employee Director" as defined in Rule 16b-3 promulgated by the Securities and Exchange Commission. The Compensation Committee may designate a subcommittee consisting solely of individuals who constitute "outside directors" as defined in Section 162(m)(4)(C)(i) of the Internal Revenue Code of 1986, as amended, to perform any of its duties as described in this Plan.

2.       The Executive Committee of Reinsurance Group of America,
         Incorporated shall recommend all MIP actions and awards to the Compensation Committee for approval and shall report any other MIP information as the Compensation Committee may reasonably request.

3. The Vice President - Human Resources of RGA Reinsurance Company shall be the general administrator of MIP. This will include maintenance of records, preparation of summary materials for the Executive Committee, and ensuring the payment of awards net of all applicable withholding.

PARTICIPATION

Participants in MIP shall be determined annually by the Compensation Committee, in its discretion. Initially, all associates in positions evaluated at Grade 9 and above shall be eligible to participate in MIP. Participation in one year does not guarantee participation in subsequent years.

PERFORMANCE GOALS

Establishing Performance Goals. The Performance Goals for each Participant
------------------------------
and the amount of Compensation payable if those goals are met shall be established for each Plan Year by the Compensation Committee no later than 90 days after the commencement of the period of service to which the Performance Goals relate (which will generally be the beginning of the Plan
Year) and while the outcome of whether or not those goals will be achieved is substantially uncertain. However, in no event will such goals be established after 25% of the period of service to which the goals relate has elapsed. Such goals and the Compensation payable for each Plan Year if the goals are achieved, including the portion of such Compensation payable in cash, performance shares, or otherwise, shall be set forth in each Participant's Performance Grid.

As a general rule, all, or nearly all, performance objectives shall be established by using quantifiable, numeric standards of performance. Such objectives shall be established annually using the following guidelines:

--------------------------------------------------------------------------------------------------------------------
    LEVEL                             DEFINITION                  INCENTIVE                   ODDS OF
                                                                  PAYABLE                     ATTAINMENT
--------------------------------------------------------------------------------------------------------------------
    < Threshold                       Unacceptable                None                        -----

--------------------------------------------------------------------------------------------------------------------
    Threshold                         Good                        Modest                      8 in 10

--------------------------------------------------------------------------------------------------------------------
    Target                            Very Good                   Significant                 5 in 10

--------------------------------------------------------------------------------------------------------------------
    Maximum                           Outstanding                 Maximum                     2 in 10
--------------------------------------------------------------------------------------------------------------------

When necessary, some objectives may reflect progress toward multi-year results or may require a subjective determination of attainment. For all goal-based performance levels, awards shall be pro-rated for results between the specific objectives set at Threshold, Target, and Maximum.

In all cases, performance measures and objectives must receive a minimum of two levels of approval in order to be effective, e.g., immediate supervisor, next level manager.

The Performance Goals and associated Compensation shall be measured by goals for the Company, a particular subsidiary or division, and a particular unit or individual.

Company Goals. The Company goals used to determine the overall Performance
-------------
Goals and Compensation shall be determined by reference to earnings per share and increase in total revenues of the Company or other measures as established and approved by the Compensation Committee. Each goal will be assigned a weight in the calculation.

Setting Company goals serves:

         a. To assure overall financial results that are consistent with the payment of management incentives.

         b. To reinforce teamwork and focus on annual operating objectives for the Company as a whole.

         c. To generally link relative cash compensation levels to relative financial performance in the marketplace, modified as needed by the realities of any given fiscal year to preserve desired general odds of attainment as established by MIP.

Subsidiary/Division and Unit/Individual Goals. Subsidiary/division goals
---------------------------------------------
consist of subsidiary or division operating earnings, revenues, gains and premiums. Unit results will be evaluated using either financial and/or operational measures, including product development, client development, revenues and earnings, and will support the overall objectives of the business. Individual performance goals consist of product development, client development as well as, in certain cases, intangible items such as leadership capabilities, willingness to work with associates across the organization, progress against professional/personal developmental plans, and successful completion of a major project in which the associate played a key role. While the Company intends to tie individual performance to clearly articulated and objective measures, it will be necessary, and at times prudent, for management to use a certain degree of discretion in evaluating individual results.

These goals are key parts of MIP and are included for three main purposes:

         a. The primary purpose is to require the establishment of specific, focused, measurable performance goals of a subsidiary/division and unit/individual nature.

         b. A secondary purpose is to permit a meaningful recognition of differences in performance and contributions by subsidiaries/divisions or units/individuals, especially when such differences are not totally reflected in performance against Company goals.

         c. A final purpose is to provide flexibility in the determination of total awards so that all key facets of performance can be recognized for any given year, especially unusual circumstances not totally reflected in performance against goals.

Certification. No Compensation shall be payable to any Participant for any
-------------
Plan Year unless and until the Compensation Committee certifies that the Performance Goals and any other material terms were in fact satisfied.

NEGATIVE DISCRETION

The Compensation Committee shall have the discretion to reduce Compensation which would otherwise be payable upon attainment of one or more Performance Goals in whole or in part to the extent that it deems appropriate.

MAXIMUM COMPENSATION

The maximum amount of Compensation which shall be payable to any Participant for any Plan Year shall not exceed $2,500,000.

INCENTIVE AWARDS AND BENEFIT PLANS

The Compensation Committee, in its discretion, may elect to pay Compensation in cash or in the form of performance shares, restricted stock, or other stock based awards. Any such stock-based Compensation may be under the Executive Performance Share Plan or the Flexible Stock Plan, as determined by the Compensation Committee. Compensation shall be included as "eligible compensation" for the Company's Retirement, Group Life Insurance and Disability plans.

OTHER ADMINISTRATIVE ISSUES

1. MIP shall remain in effect until amended or terminated by the Compensation Committee. The Company intends to maintain MIP indefinitely but reserves the right to amend or terminate it by appropriate Compensation Committee action at any time if the Compensation Committee deems such action to be in the best interests of the Company, its shareholders, or its associates.

2. Participation in MIP is not a guarantee of employment, participation in one year does not guarantee participation in subsequent years, and participation shall be determined on an individual basis as recommended by the Executive Committee and approved by the Compensation Committee.

3. A Participant whose active employment within the Company has been terminated prior to the date awards are determined and paid to other participants for any fiscal year shall forfeit all rights to any award for such fiscal year. However, if termination is due to retirement (at or after age 55), total disability (as determined by the Compensation Committee on the basis of appropriate medical evidence), or death, the Compensation Committee shall authorize an applicable award, generally on a pro rated basis. Such award shall be determined on a case-by-case basis, but the following will serve as general guidelines in the absence of unusual circumstances:

         ----------------------------------------------------------------------------------------------------------
         TYPE OF AWARD                                               AWARD PAYABLE

         ----------------------------------------------------------------------------------------------------------
         Company/Goal Award                                          A percentage of salary earned, based on
                                                                     the Company's performance at the time of
                                                                     termination.
         ----------------------------------------------------------------------------------------------------------

         Unit/Individual Award                                       As recommended by the Executive Committee
                                                                     and generally a Target level award, based
                                                                     on salary earned.
         ----------------------------------------------------------------------------------------------------------

4. Mid-year changes in participation, or participation levels, will be made as appropriate and as recommended by the Executive Committee and approved by the Compensation Committee. Determinations will be on a case-by-case basis, but as a general rule the following will apply:

         ----------------------------------------------------------------------------------------------------------
         LEVEL                                                       ACTION

         ----------------------------------------------------------------------------------------------------------
         Hired or promoted into participating position               Award will be a percentage of salary earned
                                                                     while in the participating position.
         ----------------------------------------------------------------------------------------------------------

         Change in duties where salary level changed by              Pro rata revision in opportunity level (up or
         at least 15%                                                down, or revised mix).
         ----------------------------------------------------------------------------------------------------------

         Demotion to a position no longer designated for             Percentage of salary earned while in
         participation                                               participating position will be possible,
                                                                     depending on circumstances.
         ----------------------------------------------------------------------------------------------------------

5. All award opportunities will be expressed as a percentage of base salary as of October 1 of the plan year.

6. A Participant whose individual performance is deemed to be unsatisfactory by the Executive Committee will forfeit his or her MIP award if such forfeiture is recommended by the Executive Committee and approved by the Compensation Committee. A similar forfeiture can occur for members of the Executive Committee as determined by the Compensation Committee.

7. No Compensation will be payable for years beginning after 2002 unless MIP, as amended, and the material terms upon which Compensation may be paid under MIP, is approved by the shareholders of Reinsurance Group of America, Incorporated.

                                                               Please       / /
                                                               Mark Here
                                                               for Address
                                                               Change or
                                                               Comments
                                                               SEE REVERSE SIDE

MANAGEMENT RECOMMENDS A VOTE FOR THE FOLLOWING:

1. ELECTION OF DIRECTORS

   (INSTRUCTION: to withhold authority to vote for any individual nominee, strike a line through the nominees name on the list below.)

   01 Mary Ann Brown, 02 Stuart I Greenbaum

             FOR all nominees             WITHHOLD AUTHORITY
         listed (except as marked           to vote for all
             to the contrary)               nominees listed
                   / /                           / /

                                                         FOR   AGAINST  ABSTAIN
2. Approval of an amendment to the Flexible Stock Plan.  / /     / /     / /

3. Approval of the amended and restated Flexible Stock   FOR   AGAINST  ABSTAIN
   Plan for Directors.                                   / /     / /     / /

4. Approval of the amended Phantom Stock Plan for        FOR   AGAINST  ABSTAIN
   Directors.                                            / /     / /     / /

                                                         FOR   AGAINST  ABSTAIN
5. Approval of the amended Management Incentive Plan.    / /     / /     / /

                                             The undersigned hereby
                                             acknowledges receipt of the Notice
                                             of the 2003 Annual Meeting of
                                             Stockholders and the accompanying
                                             Proxy Statement.

                                             This proxy will be voted as
                                             specified. If no specification is
                                             made, this proxy will be voted FOR
                                             Items 1 through 5.


                                             Dated:                      , 2003
                                                   ----------------------

                                             ----------------------------------
                                                          Signature

                                             ----------------------------------
                                                  Signature if held jointly
PLEASE SIGN AS REGISTERED AND
RETURN PROMPTLY TO:                          If Stock is owned in joint names,
REINSURANCE GROUP OF AMERICA, INCORPORATED,  both owners must sign. If address
MIDTOWN STATION, PO BOX 870,                 at left is incorrect, please write
NEW YORK, NY 10138                           in the correct information.
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                             FOLD AND DETACH HERE



                                                                 April 10, 2003
Dear Shareholder:

     We invite you to attend the 2003 Annual Meeting of Stockholders of Reinsurance Group of America, Incorporated, to be held on May 28, 2003 in the Marriott-West, 660 Maryville Centre Drive, St. Louis, Missouri at 2:00 p.m.

     It is important that your shares are represented at the meeting. Whether or not you plan to attend the meeting, please review the enclosed proxy materials, complete the proxy form above, detach it, and return it promptly in the envelope provided.

                   REINSURANCE GROUP OF AMERICA, INCORPORATED

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned does hereby appoint Jack B. Lay and James E. Sherman, or either of them, the true and lawful attorneys-in-fact, agents and proxies of the undersigned to represent the undersigned at the Annual Meeting of the Stockholders of REINSURANCE GROUP OF AMERICA, INCORPORATED to be held May 28, 2003, commencing at 2:00 p.m., St. Louis time, at the Marriott-West, 660 Maryville Centre Drive, St. Louis, Missouri, and at any and all adjournments and postponements of said meeting, and to vote all the shares of Common Stock of the Company standing on the books of the Company in the name of the undersigned as specified and in their discretion on such other business as may properly come before the meeting.


        PLEASE COMPLETE, SIGN AND DATE OTHER SIDE AND RETURN PROMPTLY.

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   ADDRESS CHANGE/COMMENTS (MARK THE CORRESPONDING BOX ON THE REVERSE SIDE)
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                             FOLD AND DETACH HERE

                                   APPENDIX


     Page 15 of the printed Proxy contains a Performance Graph. The information contained in the graph appears in the table immediately following the graph.